OFFICE BUILDING LEASE

This OFFICE BUILDING LEASE ("Lease") is entered into as of the 26th day of August, 1998 by and between KOLL TOWER FOUR ASSOCIATES, a California limited partnership ("Landlord"), and

        INTERJET NET CORPORATION, a Delaware corporation ("Tenant").
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1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

    (a) LANDLORD:   KOLL TOWER FOUR ASSOCIATES
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                a California limited partnership
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    (b) LANDLORD'S ADDRESS (FOR NOTICES):

                2030 Main Street Suite 225
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                Irvine, CA 92614               Attention:  2030 Building Manager
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or such other place as Landlord may from time to time designate by notice to
Tenant.

(c) TENANT: INTERJET NET CORPORATION
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            a Delaware corporation
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(d) TENANT'S ADDRESS (FOR NOTICES):

            2030 Main Street, Suite 620
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            Irvine, CA 92614               Attention:
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or such other place as Tenant may from time to time designate by notice to
Landlord.

(e) DEVELOPMENT: The parcel(s) of real property commonly known as KOLL CENTER IRVINE NORTH and located in the City of IRVINE (the "City"), County of ORANGE (the "County"), State of CALIFORNIA ("State"), as shown on the site plan attached hereto as EXHIBIT "A-I".

(f) BUILDING: A SIXTEEN (16) story office building located within the Development, which Building contains approximately 346,684 Rentable Square Feet (subject to adjustment as provided in EXHIBIT "B"), with the Street address of 2030 MAIN STREET.

(g) PREMISES: Those certain premises known as Suite 620 as generally shown on the floor plan attached hereto as EXHIBIT "A-II", located on the SIXTH 6th floor of the Building, which Premises contains approximately 2,572 Rentable Square Feet and 2,270 Usable Square Feet (subject to adjustment as provided in EXHIBIT "B" and EXHIBIT "D".

(h) TENANT'S PERCENTAGE: Tenant's percentage of the Building on a Rentable Square Foot basis, which initially is 0.7419%, subject to final determination as provided in EXHIBIT "B" and EXHIBIT "D".

(i) TERM: FIVE (5) Lease Years and ZERO (0) Months.

(j) ESTIMATED COMMENCEMENT DATE: OCTOBER 15, 1998

    ESTIMATED EXPIRATION DATE: OCTOBER 14, 2003

(k) COMMENCEMENT DATE: Time date on which the Term of this Lease will commence as determined in accordance with time provisions of EXHIBIT "C" and as staled on EXHIBIT "D".

(1) INITIAL MONTHLY BASE RENT: $7,973.20 ($3.10/RSF/mo.), subject to adjustment as provided in Subparagraph 1(m) below and as otherwise provided in this Lease.

(m) ADJUSTMENT TO MONTHLY BASE RENT: Monthly Base Rent will be adjusted in accordance with time following:

                LEASE YEAR                 MONTHLY BASE RENT
                    1                   $7,973.20 ($3.10/RSF/mo.)
                    2                   $8,101.80 ($3.15/RSF/mo.)
                    3                   $8,230.40 ($3.20/RSF/mo.)
                    4                   $8,359.00 ($3.25/RSF/mo.)
                    5                   $8,487.60 ($3.30/RSF/mo.)


(n) OPERATING EXPENSE ALLOWANCE: Operating Expense Allowance means that portion of Tenant's Percentage of Operating Expenses as described in Paragraph 6 below which Landlord has included in Monthly Base Rent, which, for purposes of this Lease, will be an amount equal to TENANT'S PERCENTAGE OF OPERATING EXPENSES FOR THE 1999 CALENDAR BASE YEAR.

(o) SECURITY DEPOSIT: $34,000.00.

(p) TENANT IMPROVEMENTS: All tenant improvements installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as EXHIBIT "C".

(q) TENANT IMPROVEMENT ALLOWANCE: $10.00 per Usable Square Foot of the Premises, to be applied as provided in the Work Letter Agreement attached hereto as EXHIBIT "C".

(r) PERMITTED USE: GENERAL OFFICE USE CONSISTENT WITH THE MAJORITY OF OTHER OFFICE TENANTS IN THE DEVELOPMENT and no other use without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

(s) PARKING: NINE (9) UNRESERVED EMPLOYEE PARKING SPACES AT A RATE OF $60.00 PER SPACE PER MONTH FOR THE INITIAL LEASE TERM, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in EXHIBIT "H".

(t) BROKERS: CB RICHARD ELLIS

(u) GUARANTOR(S): N/A

(v) INTEREST RATE: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

(w) EXHIBITS: "A-I" through "J", inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference. As provided in Paragraph 3 below, a completed version of EXHIBIT "D" will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant.

(x) ADDENDUM PARAGRAPHS: N/A through N/A, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

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2. PREMISES AND COMMON AREAS.

(a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant improvements described in the Work Letter Agreement, a copy of which is attached hereto as EXHIBIT "C".

(b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) TENANT'S USE OF COMMON AREAS. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "Development Occupants"), subject to the terms of this Lease, the Rules and Regulations referenced in Paragraph 32 below and all covenants, conditions and restrictions now or hereafter affecting the Development, the following common areas of the Building and/or the Development (collectively, the "Common Areas"):

(i) The Building's common entrances, hallways, lobbies, public restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment within the building which serve the Premises (collectively, "Building Common Areas"); and

(ii) The parking facilities of the Development which serve the Building (subject to the provisions of EXHIBIT "H"), loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, plaza areas, fountains and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants (collectively, "Development Common Areas").

(d) LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises and parking to be provided to Tenant under this Lease is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Development Common Areas and the balance of the Development, the right from time to time to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the wails and in the central core areas of the Building; (ii) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, and, subject to the parking provisions contained in Paragraph 32 and EXHIBIT "H", parking spaces and parking areas; and
(iii) use or close temporarily the Building Common Areas, the Development Common Areas and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof.

3. TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(i), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates and Tenant's Percentage ("Notice"), in the form of EXHIBIT "D" attached hereto, will set forth the Commencement Date, the date upon which the Term of this Lease shall end, the Rentable Square Feet within the Premises and the Building, and Tenant's Percentage and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) days of Tenant's receipt of the Notice.

4. POSSESSION.

(a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as EXHIBIT "C", or, if no Work Letter Agreement is required for this Lease, then Landlord agrees to deliver possession of the Premises to Tenant on the Commencement Date. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant's obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Monthly Base Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 19 of this Lease;
(iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

(b) CONDITION OF PREMISES. Prior to the Commencement Date and in accordance with the Work Letter Agreement attached hereto as EXHIBIT "C", Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises in its condition on the date of delivery of possession and to have acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Development or any portions thereof with respect to the suitability of same for the conduct of Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Development.

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

5. RENT.

(a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Subparagraph 1(m).

(b) ADDITIONAL RENT. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, insurance, repairs and parking, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6. OPERATING EXPENSES.

(a) OPERATING EXPENSES. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Paragraph 6. Tenant's Percentage of Operating Expenses as defined in EXHIBIT "E" attached hereto to the extent Tenant's Percentage of Operating Expenses exceeds Tenant's Operating Expense Allowance.

(b) ESTIMATE STATEMENT. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. If the estimate of Tenant's Percentage of Operating Expenses in the Estimate Statement exceeds Tenant's Operating Expense Allowance, Tenant agrees to pay Landlord, as "Additional Rent", one-twelfth (1/12th) of such excess each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year, except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of such excess (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten
(10) days of receipt of. the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year. In the event Tenant's Percentage of Operating Expenses for any calendar year is less than Tenant's Operating Expense Allowance, Tenant will not be entitled to a credit against any rent, additional rent or Tenant's Percentage of future Operating Expenses payable hereunder.

(c) ACTUAL STATEMENT. By March 1st of each calendar year during the Term of this Lease (commencing March 1 in the calendar year following the base year for Operating Expenses, if applicable), Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a Lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Percentage of the Operating Expenses due under this Lease.

(d) MISCELLANEOUS. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Percentage of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

7. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant will deposit with Landlord the Security Deposit designated in Subparagraph 1(o). The Security Deposit will be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant fully and faithfully performs its obligations under this Lease, including, without limitation, surrendering the Premises upon the expiration or sooner termination of this Lease in compliance with Subparagraph 11(a) below, the Security Deposit or any balance; thereof will be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the expiration of the Lease Term or as required under applicable law, provided that Landlord may retain the Security Deposit until such time as any outstanding rent or additional rent amount has been determined and paid in full. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or additional rent, Landlord may (but will not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant agrees, within ten (10) days after Landlord's written demand therefor, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease. Landlord is not required to keep Tenant's Security Deposit separate from its general funds, and Tenant is not entitled to interest on such Security Deposit. Should Landlord sell its interest in the Premises during the Term hereof and deposit with the purchaser thereof the then unappropriated Security Deposit funds, Landlord will be discharged from any further liability with respect to such Security Deposit.

8. USE.

(a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(r) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing in this Lease Will be deemed to give Tenant any exclusive right to such use in the Building or the Development

(b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of; and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises, the Building or the Development now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises, the Building and/or the Development. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises or elsewhere within the Development. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto.

(c) HAZARDOUS MATERIALS. Except for ordinary and general office supplies typically used in the ordinary course of business within office buildings, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Development by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Development, at its sole cost and expense, any and all hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean--up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Development and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, the Building or any other portion of the Development which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chloroftuorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the address designated in Subparagraph 1(d) and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(b). Either party may specify a

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

different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(t). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and
(b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual imdemnity shall survive the expiration or earlier termination of this Lease.

11. SURRENDER: HOLDING OVER.

(a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of first-class order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 20) excepted, with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. Prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord reasonable prior notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove, as well as any repairs Tenant is to make upon surrender of the Premises. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to the greater of (i) one hundred fifty percent (l50%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, or (ii) the then currently scheduled rental rate for comparable space in the Building, in either event prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES ON TENANT'S PROPERTY. Tenant agrees to pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or Alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) to the extent such items are assessed at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard tenant improvements are assessed. If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, in which event Tenant agrees to reimburse Landlord all amounts paid by Landlord within term (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, will have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

13. ALTERATIONS. After installation of the initial Tenant improvements for the Premises pursuant to EXHIBIT "C" Tenant may, at its sole cost and expense, make alterations, additions, improvements and decorations to the Premises (collectively, "Alterations") subject to and upon the following terms and conditions:

(a) PROHIBITED ALTERATIONS. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Building Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

(b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which cost less than Two Thousand Five Hundred Dollars ($2,500) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as may be required by this Lease.

(c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord reserves the right to require that Landlord's contractor for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surely, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) OWNERSHIP. The Tenant improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures, and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph
13. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair).

(f) PLAN REVIEW. Tenant agrees to pay Landlord, as additional rent, the reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition, Tenant agrees to pay Landlord, within ten (10) business days after completion of any Alterations, a fee to cover Landlord's costs of supervising and administering the installation of such Alterations, in the amount of eight percent (8%) of the cost of such Alterations, but in no event less than Two Hundred Fifty Dollars ($250.00).

(g) PERSONAL PROPERLY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) REMOVAL OF ALTERATIONS. If Tenant fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14. REPAIRS.

(a) LANDLORD'S OBLIGATIONS. Landlord agrees to repair and maintain the structural portions of the Building and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs, Landlord will not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 20, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

(b) TENANT'S OBLIGATIONS. Tenant agrees to keep, maintain and preserve the Premises in first class condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven
(7) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below. Except as provided in Subparagraph 14(a) above, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

(c) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Development, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Development, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to other tenants or to Tenant hereunder, to show the Premises to prospective purchasers or to prospective tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will. endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of any such entry (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord.

17. UTILITIES AND SERVICES. Throughout the Term of the Lease so long as the Premises are occupied, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services attached hereto as EXHIBIT "F" subject to the conditions and in accordance with the standards set forth therein. Landlord may require Tenant from time to time to provide Landlord with a list of Tenant's employees and/or agents which are authorized by Tenant to subscribe on behalf of Tenant for any additional services which may be provided by Landlord, Any such additional services will be provided to Tenant at Tenant's cost. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control, in addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord agrees to diligently attempt to resume service promptly. If Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its option require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and/or Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant agrees thereafter to pay all charges of the utility providing service and Landlord will make an appropriate adjustment to Tenant's Operating Expenses calculation to account for the fact Tenant is directly paying such metered charges, provided Tenant will remain obligated to pay its proportionate share of Operating Expenses subject to such adjustment.

18.    ASSUMPTION OF RISK AND INDEMNIFICATION.

(a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises, the Building or the Development resulting from any act or omission (except for the grossly negligent or intentionally wrongful act or omission) of Landlord, (ii) any such damage caused by other tenants or persons in or about the Building or the Development, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Building, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or any other portion of the Development or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises or the Building, or of defects therein or in the fixtures or equipment.

(b) INDEMNIFICATION. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and all Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises, the Building or elsewhere within the Development; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

(c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

19. INSURANCE.

(a) TENANT'S INSURANCE. On or before the earlier to occur of (i) the Commencement Date, or (ii) the date Tenant commences any work of any type in the Premises pursuant to this Lease (which may be prior to the Commencement Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

(i) "All Risks" property insurance (with a deductible not exceeding $5,000) including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the decision of Landlord or any mortgagee of Landlord will be presumptive.

(ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

(iii) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage:
Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient to cover the replacement value of the Premises, including Tenant Improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability: bodily injury, persona! injury and property damage - $5,000,000 each occurrence (which may be provided by a $1,000,000 primary limit and a $4,000,000 umbrella/excess limit), provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

(iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

(v) Worker's Compensation as required by the laws of the State with the following minimum limits of liability: Coverage A -statutory benefits; Coverage B - $1,000,000 per accident and disease.

(vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b) SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS.

(i) All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the State.

(ii) All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide.

(iii) All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 22(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent.

(iv) General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's Property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building or the Development Common Areas. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Development Common Areas or results in the need for Landlord to maintain, special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within ten (10) days after being billed therefore by Landlord, in determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building, the Development Common Areas or the Tenant Improvements showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(d) CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's insurance policies are cancelled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease no the event of a default by Tenant.

(e) WAIVER OF SUBROGATION. Tenant's property insurance shall contain a clause whereby the insurer waives all rights of recovery by way of subrogation against Landlord. Tenant shall also obtain and furnish evidence to Landlord of the waiver by Tenant's worker's compensation insurance carrier of all rights of recovery by way of subrogation against Landlord.

20. DAMAGE OR DESTRUCTION.

(a) PARTIAL DESTRUCTION. If the Premises or the Building are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto way be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either (i) repair, reconstruct and restore the portion of the Building or the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or
(ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) NOTICE. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

(d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result. of such damage, Tenant cannot be given reasonable use of and access to the Premises within three hundred sixty-five
(365) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any (haulage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Tenant Improvements installed by or at the cost of Tenant and any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements installed by or at the cost of Tenant and any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

(f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, from the date of such casualty, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost, profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is ninety (90) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in Paragraph 33), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days prior written notice given to the other after the expiration of such ninety (90) day period.

(h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises occurs during the last twelve
(12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

(i) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

(j) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21. EMINENT DOMAIN.

(a) SUBSTANTIAL TAKING. If the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises, as contemplated by this Lease, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

(b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not substantially interfere with Tenant's use and occupancy of the Premises, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated with respect to the part of the Premises which Tenant is deprived of on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Development is taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days prior written notice to Tenant if Landlord also terminates the leases of the other tenants of the Building which are leasing comparably sized space for comparable lease terms.

(c) CONDEMNATION AWARD. In connection with any taking of the Premises or the Building, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

(d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will abate for the duration of the taking in proportion to the extent Tenant's use of the Premises is interfered with, and (ii) Landlord will be entitled to receive such portion or portions of any award made for such use, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined us a taking for a period of ninety (90) days or less.

22. DEFAULTS AND REMEDIES.

(a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

(i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease and, with respect to ground floor space only, any vacation of the Premises, which for purposes of this Lease means any absence by Tenant from the Premises for thirty (30) days or longer whether or not Tenant is in default under any provision of this Lease.

(ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

(iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues (where no other period of time is expressly provided) for a period often (10) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence, commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion.

(iv) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law (including, without limitation, to the extent the Premises are located in California, the remedies of Civil Code Section 1951.4 and any successor statute or similar law), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any Tenant Improvement Allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term.
As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises end remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) LANDLORD'S REMEDIES; RE-LETTING. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of a such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for ten
(10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f) LATE PAYMENT. If Tenant fails to pay any installment of rent within five (5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and
(iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three
(3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

(g) LANDLORD'S SECURITY INTEREST. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property (collectively, the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security interest shall be in addition to any landlord's lien provided by law. This Lease shall constitute a security agreement under the Commercial Code of the State so that Landlord shall have and may enforce a security interest in the Collateral. Tenant agrees to execute as debtor and deliver such financing statement or statements and any further documents as Landlord may now or hereafter reasonably request to protect such security interest pursuant to such code. Landlord may also at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded as secured party under such code, which rights and remedies shall be in addition to Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

(h) RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty
(30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24. ASSIGNMENT AND SUBLETTING.

(a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

(b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of twenty-five percent (25%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph
24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

(c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below, (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease equals or exceeds that of Tenant as of the date of execution of this Lease; (iv) Tenant remains fully liable under this Lease; and (v) the use of the Premises under Paragraph 8 remains unchanged.

(d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following (i) consent to the proposed Transfer; (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

(f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) if the Building is less than eighty percent (80%) occupied, if the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (ii) the proposed Transferee is a governmental entity; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, (B) violates any exclusive use granted by Landlord to another tenant in the Building, or (C) otherwise poses a risk of increased liability to Landlord; (v) the Transfer would likely result in a significant and inappropriate increase in the use of the parking areas or Development Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (vi) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease;
(vii) the Transferee is not in Landlord's reasonable opinion consistent with Landlord's desired tenant mix; or (viii) the Transferee poses a business or other economic risk which Landlord deems unacceptable.

(g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either
(i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

(h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's Liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting acceptable written evidence of such expenditures is provided to Landlord.

(i) TERMINATION RIGHTS. If Tenant requests Landlord's consent to any assignment or subletting of all or a portion of the Premises, Landlord will have the right, as provided in Subparagraph 24(e), to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned effective as of the date Tenant proposes to sublet or assign all or less than all of the Premises. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet or assigned will not terminate as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Paragraph 24, Tenant understands and acknowledges that the option, as provided in this Paragraph 24, to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned rather than approve the subletting or assignment of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, the cost of segregating the recaptured space from the balance of the Premises will be paid by Tenant and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

(j) NO RELEASE. No transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof. Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or subletting or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise) not to exceed One Hundred Dollars ($100.00) for each one thousand (1,000) rentable square feet of area contained within the Premises or portion thereof to be assigned or sublet. Acceptance of the Two Hundred Fifty Dollar ($250.0O) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Building and/or the Development, or any lessor of a ground or underlying lease with respect to the Building, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Building, the Development or any leases thereof, or Landlord's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attainment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within ten (10) days of receipt, Tenant will be in default hereunder.

26. ESTOPPEL CERTIFICATE.

(a) TENANT'S OBLIGATIONS. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of EXHIBIT "G" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

(b) TENANT'S FAILURE TO DELIVER. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except, as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and
(iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten (10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27. BUILDING PLANNING. If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the planning program for the Building. Landlord will have the right, upon sixty (60) days prior written notice to Tenant, to move Tenant to other space in the Building of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. Any such relocation will be at Landlord's cost and expense, including the cost of providing such substantially similar tenant improvements (but not any furniture or personal property) and Tenant's reasonable moving, telephone installation and stationary reprinting costs. If Landlord so relocates Tenant, the terms and conditions of this Lease will remain in full force and effect and apply to the new space, except that (a) a revised Exhibit "A-H" will become part of this Lease and will reflect the location of the new space, (b) Paragraph 1 of this Lease will be amended to include and state all correct data as to the new space,
(c) the new space will thereafter be deemed to be the "Premises", and (d) all economic terms and conditions (e.g. rent, total Operating Expense Allowance, etc.) will be adjusted on a per square foot basis based on the total number of rentable square feet of area contained in the new space. Landlord and Tenant agree to cooperate fully with one another in order to minimize the inconvenience of Tenant resulting from any such relocation. However, if the new space does not meet with Tenant's reasonable approval, Tenant will have the right to cancel this Lease upon giving Landlord thirty (30) days notice within ten (10) days of receipt of Landlord's relocation notification; provided, however, Landlord has the right, by written notice to Tenant given within ten (10) days following receipt of Tenant's cancellation notice to rescind Landlord's relocation notice, in which event Landlord's relocation notice will be rescinded, Tenant's cancellation notice will be cancelled and this Lease will remain in full force and effect. If Tenant cancels this Lease pursuant to this Paragraph 27, Tenant agrees to vacate the Building and the Premises within thirty (30) days of its delivery to Landlord of the notice of cancellation.

28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as EXHIBIT "H", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord will not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations.

29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.

(a) MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Development, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

(b) CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD, The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Development, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which many develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32. PARKING.

(a) GRANT OF PARKING RIGHTS. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's Authorized Users (as defined below) a license to use the number and type of parking spaces designated in Subparagraph 1(s) subject to the terms and conditions of this Paragraph 32 and the Rules and Regulations regarding parking contained in EXHIBIT "H" attached hereto. Except as otherwise expressly set forth in Subparagraph 1(s), as consideration for the use of such parking spaces, Tenant agrees to pay to Landlord or, at Landlord's election, directly to Landlord's parking operator, as additional rent under this Lease, the prevailing parking rate for each such parking space as established by Landlord in its discretion from time to time. Tenant agrees that all parking charges will be payable on a monthly basis concurrently with each monthly payment of Monthly Base Rent. Tenant agrees to submit to Landlord or, at Landlord's election, directly to Landlord's parking operator with a copy to Landlord, written notice in a form reasonably specified by Landlord containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use Tenant's parking spaces on a monthly basis ("Tenant's Authorized Users") and shall use its best efforts to identify each vehicle of Tenant's Authorized Users by make, model and license number. Tenant agrees to deliver such notice prior to the beginning of the Term of this Lease and to periodically update such notice as well as upon specific request by Landlord or Landlord's parking operator to reflect changes to Tenant's Authorized Users or their vehicles.

(b) VISITOR PARKING. So long as this Lease is in effect, Tenant's visitors and guests will be entitled to use those specific parking areas which are designated for short term visitor parking and which are located within the surface parking area(s), if any, and/or within the parking structure(s) which serve the Building. Visitor parking will be made available at a charge to Tenant's visitors and guests, with the rate being established by Landlord in its discretion from time to time. Tenant, at its sole cost and expense, may elect to validate such parking for its visitors and guests. All such visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Development.

(c) USE OF PARKING SPACES. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant will not be entitled to increase or reduce its parking privileges applicable to the Premises during the Term of the Lease except as follows: If at any time Tenant desires to increase or reduce the number of parking spaces allocated to it under the terms of this Lease, Tenant must notify Landlord in writing of such desire and Landlord will have the right, in its sole and absolute discretion, to either (a) approve such requested increase in the number of parking spaces allocated to Tenant (with an appropriate increase to the additional rent payable by Tenant for such additional spaces based on the then prevailing parking rates), (b) approve such requested decrease in the number of parking spaces allocated to Tenant (with an appropriate reduction in the additional rent payable by Tenant for such eliminated parking spaces based on the then prevailing parking rates), or (c) disapprove such requested increase or decrease in the number of parking spaces allocated to Tenant. Promptly following receipt of Tenant's written request, Landlord will provide Tenant with written notice of its decision including a statement of any adjustments to the additional rent payable by Tenant for parking under the Lease, if applicable.

(d) GENERAL PROVISIONS. Except as otherwise expressly set forth in Subparagraph 1(s), Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of the Lease. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Failure to pay the rent for any particular parking spaces or failure to comply with any terms and conditions of this Lease applicable to parking may be treated by Landlord as a default under this Lease and, in addition to all other remedies available to Landlord under the Lease, at law or in equity, Landlord may elect to recapture such parking spaces for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Paragraph 22 of this Lease. In such event, Tenant and Tenant's Authorized Users will be deemed visitors for purposes of parking space use and will be entitled to use only those parking areas specifically designated for visitor parking subject to all provisions of this Lease applicable to such visitor parking use. Except in connection with an assignment or sublease expressly permitted under the terms of this Lease, Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstances may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

(e) COOPERATION WITH TRAFFIC MITIGATION MEASURES. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Development with existing or proposed traffic mitigation programs.

(f) PARKING RULES AND REGULATIONS. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in EXHIBIT "H" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34. SIGNS. Landlord will designate the location on the Premises for one Tenant identification sign. Tenant agrees to have Landlord install and maintain Tenant's identification sign in such designated location in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises or the development and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or from within the Building in any interior or exterior common areas. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) Tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Building including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Building and any insurance proceeds payable to Landlord; (b) Except as may be necessary to secure jurisdiction of the partnership or company, no partner or member of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any partner or member of Landlord; (c) No partner or member of Landlord shall be required to answer or otherwise plead to any service of process; (d) No judgment will be taken against any partner or member of Landlord and any judgment taken against any partner or member of Landlord may be vacated and set aside at any time after the fact; (e) No writ of execution will be levied against the assets of any partner or member of Landlord; (f) The obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) These covenants and agreements are enforceable both by Landlord and also by any partner or member of Landlord.

36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and any guarantors of Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its employees or agents.

38. MISCELLANEOUS.

(a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease, No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

(i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

(j) NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Development, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

(k) NON-DISCRIMINATION. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of; any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

39. EXECUTION OF LEASE.

(a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

40. SATELLITE DISHES. Concurrently with the execution of this Lease, Landlord and Tenant shall execute the Telecommunications Agreement attached to this Lease as EXHIBIT "J", pursuant to which Tenant shall be granted the right to place up to four (4) satellite dishes/antennae on the roof of the Building, at a monthly rental rate of $500.00 per month per unit during the original Lease Term. Tenant is also granted the right to place an additional two (2) satellite dishes/antennae on the roof of the Building at some future point in time designated by Tenant in accordance with the terms of the Telecommunications Agreement attached to this Lease as EXHIBIT "J". The right to install all units shall be personal to the original Tenant executing this Lease and may not be exercised while Tenant is in default under this Lease beyond any applicable notice and cure period.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.


TENANT:                           LANDLORD:

INTERJET NET CORPORATION,         KOLL TOWER FOUR ASSOCIATES,
a Delaware corporation            a California limited partnership

                                  By: Koll Management Services, Inc., a Delaware
By: /S/ Jon H. Marple                 corporation, Its Authorized Agent
   ---------------------------
   Print Name:  Jon H. Marple     By: /S/ Stephen G. Stage
               ---------------       ------------------------------
   Print Title: President            Print Name:  Stephen G. Stage
               ---------------                   ------------------
                                     Print Title: Portfolio Manager
                                                 ------------------
By: /S/ Robert Santore
   ---------------------------
   Print Name:  Robert Santore
               ---------------
   Print Title: Director
               ---------------

                  [SITE PLAN of Koll Center Irvine North here]


                                 EXHIBIT "A-I"
                                 -------------

                                OUTLINE OF FLOOR
                                PLAN OF PREMISES
                                ----------------

        [Floor plan of Suite 620, Wells Fargo Bank Tower, Floor 6 here]


                                 EXHIBIT "A-II"
                                 --------------

                   RENTABLE SQUARE FEET AND USABLE SQUARE FEET


1. The term "Rentable Square Feet" as used in the Lease will be deemed to include: (a) with respect to the Premises, the usable area of the Premises determined in accordance with the Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1980 (the "BOMA Standard"), plus a pro rata portion of the main lobby area on the ground floor and all elevator machine rooms, electrical and telephone equipment rooms and mail delivery facilities and other areas used by all tenants of the Building, if any, plus (i) for single tenancy floors, all the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floors, or (ii) for multiple tenancy floors, a pro-rata portion of all of the area covered by the elevator lobbies, corridors, special stairways, restrooms, mechanical rooms, electrical rooms and telephone closets on such floor; and (b) with respect to the Building, the total rentable area for all floors in the Building computed in accordance with the provisions of Subparagraph 1(a) above. In calculating the "Rentable Square Feet" of the Premises or the Building, the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and major pipe shafts will be excluded.

2. The term "Usable Square Feet" as used in EXHIBIT "C" with respect to the Premises will be deemed to include the usable area of the Premises as determined in accordance with the BOMA Standard.

3. For purposes of establishing Tenant's Percentage, Tenant's Operating Expense Allowance, and Monthly Base Rent as shown in Paragraph 1 of the Lease, the number of Rentable Square Feet of the Premises is deemed to be as set forth in Subparagraph 1(g) of the Lease, and the number of Rentable Square Feet of the Building is deemed to be as set forth in Subparagraph 1(f) of the Lease. For purposes of establishing the amount of the Tenant Improvement Allowance in EXHIBIT "C", the number of Usable Square Feet of the Premises is deemed to be as set forth in Subparagraph 1(g). From time to time at Landlord's option, Landlord's architect may redetermine the actual number of Rentable Square Feet of the Premises, and the Building, and the actual number of Usable Square Feet of the Premises respectively, based upon the criteria set forth in Paragraph 1 and Paragraph 2 above, which determination will be conclusive, and thereupon Tenant's Percentage, Tenant's Operating Expense Allowance, Monthly Base Rent and the Tenant improvement Allowance will be adjusted accordingly.




                                  EXHIBIT "B"
                                  -----------

                              WORK LETTER AGREEMENT
                              ---------------------
                                   [ALLOWANCE]


This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the _______ day of_________________ 1998 by and between KOLL TOWER FOUR ASSOCIATES, a California limited partnership ("Landlord"), and INTERJET NET CORPORATION, a Delaware corporation ("Tenant").


                                R E C I T A L S:


A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to time Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1. TENANT IMPROVEMENTS. As used in the Lease awl this Work Letter Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), inure particularly described in Paragraph 5 below.

2. WORK SCHEDULE. Within ten (10) days after the execution of this Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Landlord may, from time to time during construction of the Tenant Improvements, modify the Work Schedule as Landlord reasonably deems appropriate. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted or Landlord may, at its option, terminate the Lease upon written notice to Tenant.

3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement:
_______________________________________________________________________________.


Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement: ________________________________________________________.

All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4. TENANT IMPROVEMENT PLANS.

(a) PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord wilt advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

(b) PREPARATION OF FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and time reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design,


                                   EXHIBIT "C"
                                   -----------
construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "Standards"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

(d) SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 10 below.

(e) CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Paragraph 5 below.

(f) WORK COST ESTIMATE AND STATEMENT. Prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph. 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance described in Paragraph 5 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Work Cost Estimate. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter.

5. PAYMENT FOR THE TENANT IMPROVEMENTS.

(a) ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $10.00 per Usable Square Foot of the Premises (the "Allowance"). The Allowance is to be used only for:

(i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work nut consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and/or Tenant's architect.

(ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

(iii) Construction of the Tenant Improvements, including, without limitation, the following:

(aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

(bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for time Premises;

(cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

(dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

(ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

(ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

(gg) Testing and inspection costs; and

(hh) Fees for the contractor and tenant improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant improvements.

(iv) All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

(b) EXCESS COSTS. The cost of each item referenced in Paragraph 5(a) above shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant agrees to pay to Landlord such excess including fees for the contractor and Landlord's standard five percent (5%) fee for the tenant improvement coordinator associated with the supervision of such excess work prior to the commencement of construction within five (5) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate). In no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

(c) CHANGES. If, after the Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto including fees for the contractor and Landlord's standard five percent (5%) fee for the tenant improvement coordinator associated with the supervision of such changes or substitutions are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease.

(d) GOVERNMENTAL COST INCREASES. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase including fees for the contractor and Landlord's standard five percent (5%) fee for the tenant improvement coordinator associated with the supervision of such additional work within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

(e) UNUSED ALLOWANCE AMOUNTS. Any unused portion of the Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for excess costs as described in Subparagraphs 5(b), 5(c) or 5(d), in which case the unused Allowance may be applied toward such excess cost amounts and paid to Tenant.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Final Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant improvements. Following Tenants approval of the Work Cost Statement described in Subparagraph 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, Landlord's contractor will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 9 below) and Force Majeure Delays (as described in Paragraph 10 below).

7. FREIGHT/CONSTRUCTION ELEVATOR. Landlord will, consistent with its obligation to other tenants in the Building, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/constuction elevator, if needed.

8. COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION

(a) COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "Commencement Date") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises; or (ii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Paragraph 9 below, then the Commencement Date as would otherwise have been established pursuant to this Subparagraph 8(a)(ii) will be accelerated by the number of days of such Tenant Delays.

(b) SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Subparagraph 8(a)(ii) above, the Tenant Improvements will be deemed to be "substantially completed" when Landlord's contractor certifies in writing to Landlord and Tenant that
Landlord: (a) is able to provide Tenant with reasonable access to the Premises;
(b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within ten (10) days after receipt of such certificate from Landlord's contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion, which items Landlord will thereafter diligently complete.

(c) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Tenant Improvements have been substantially in accordance with Subparagraph (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the estimated commencement date set forth in the Work Schedule delivered to Tenant pursuant to Paragraph 2 above (the "projected Commencement Date"). Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Projected Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Projected Commencement Date, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's fault or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant.

9. TENANT DELAYS. For purposes of this Work Letter Agreement, "Tenant Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement; (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

10. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "Force Majeure Delays" means any actual delay in the construction of the Tenant
Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Paragraph 33 of the Lease.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.


TENANT:                           LANDLORD:

INTERJET NET CORPORATION,         KOLL TOWER FOUR ASSOCIATES,
a Delaware corporation            a California limited partnership

                                  By: Koll Management Services, Inc., a Delaware
By: /S/ Jon H. Marple                 corporation, Its Authorized Agent
   ---------------------------
   Print Name:  Jon H. Marple     By: /S/ Stephen G. Stage
               ---------------       ------------------------------
   Print Title: President            Print Name:  Stephen G. Stage
               ---------------                   ------------------
                                     Print Title: Portfolio Manager
                                                 ------------------
By: /S/ Robert Santore
   ---------------------------
   Print Name:  Robert Santore
               ---------------
   Print Title: Director
               ---------------

                           NOTICE OF LEASE TERM DATES
                             AND TENANT'S PERCENTAGE
                           --------------------------



To:___________________________________

______________________________________

______________________________________

Date:________________________

Re:  Lease dated _______________________________, 19__  (the "Lease"), between
___________________________________________, Landlord, and ___________________,
Tenant, concerning Suite __________ located at__________________________________
(the "Premises").


To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is _______________, and the Term of the Lease will expire on __________________.

3. That in accordance with the Lease, rent commenced to accrue on
_____________________________________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ___________________________ at ________________________________________________.

6. The number of Rentable Square Feet within the Premises is ___________________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

7. The number of Rentable Square Feet within the Building is ___________________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

8. Tenant's Percentage, as adjusted based upon the number of Rentable Square Feet within the Premises, is ____%.

                              LANDLORD:


                              KOLL TOWER FOUR ASSOCIATES,
                              a California limited partnership

                              By: Koll Management Services, Inc., a Delaware corporation, Its Authorized Agent



                                   By:________________________________________

                                      Print Name:_____________________________

                                      Print Title:____________________________



                                   SAMPLE ONLY
                               [NOT FOR EXECUTION]


                                   EXHIBIT "D"
                                   -----------

                        DEFINITION 0F OPERATING EXPENSES
                        --------------------------------

1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building and the Common Areas (as such terms are defined in the Lease), as determined by standard accounting practices, calculated assuming the Building is ninety-five percent (95%) occupied, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below:

(a) Real Property Taxes and Assessments (as defined in Paragraph 2 below) and any taxes or assessments imposed in lieu thereof;

(b) any and all assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Development, the Common Areas or the Building;

(c) water and sewer charges and the costs of electricity, heating, ventilating, air conditioning and other utilities;

(d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises;

(e) costs of insurance obtained by Landlord;

(f) waste disposal and janitorial services;

(g) labor;

(h) costs incurred in the management of the Building, including, without limitation: (i) supplies, (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees used in the management, operation and maintenance of the Building, (iii) Building management office rental, supplies, equipment and related operating expenses, and (iv) a management/administrative fee determined as a percentage of the annual gross revenues of the Building exclusive of the proceeds of financing or a sale of the Building and an administrative fee for the management of the Development Common Area determined as a percentage of Development Common Area Operating Expenses;

(i) supplies, materials, equipment and tools including rental of personal property used for maintenance;

(j) repair and maintenance of the elevators and the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord;

(k) maintenance, costs and upkeep of all parking and Development Common Areas;

(l) depreciation on a straight line basis and rental of personal property used in maintenance;

(m) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Building at the time it was originally constructed; or (iii) for replacement of any Building equipment needed to operate the Building at the same quality levels as prior to the replacement;

(n) costs and expenses of gardening and landscaping;

(o) maintenance of signs (other than signs of tenants of the Building);


(p) personal property taxes levied on or attributable to personal property used in connection with the Building or the Common Areas;

(q) reasonable accounting, audit, verification, legal and other consulting fees; and

(r) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves,

When calculating Operating Expenses for purposes of establishing Tenant's Operating Expense Allowance, Operating Expenses shall not include Real Property Taxes and Assessments attributable to special assessments, charges, costs, or fees or due to modifications or changes in governmental laws or regulations including, but not limited to, tire institution of a split tax roll, and shall exclude market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes and utility increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

2. REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and Assessments", as used in this Exhibit "E" means: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, Building, Common Areas or the Development (as such terms are defined in the Lease), adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation:

                                   EXHIBIT "E"
                                   -----------

(a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

(b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within time definition of "real property taxes" for the purposes of this Lease;

(c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or other premises in the Building or the rent payable by Tenant hereunder or other tenants of the Building, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof but not on Landlord's other operations;

(d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or

(e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

Notwithstanding the foregoing, if at any time after the Commencement Date, the amount of Real Property Taxes and Assessments decreases, then for purposes of all subsequent Lease Years, including the Lease Year in which such decrease in Real Property Taxes and Assessments occurs, Tenant's Operating Expense Allowance shall be decreased by an amount equal to such decrease in Real Property Taxes and Assessments.

3. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will not include:

(a) Landlord's federal or state income, franchise, inheritance or estate taxes;

(b) any ground lease rental;

(c) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

(d) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as (determined in accordance with standard accounting practices;

(e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in time Building;

(f) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(m) above will in any event be included in the definition of Operating Expenses;

(g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development;

(h) costs, including permit, license and inspection costs, incurred with respect to time installation of tenant improvements for tenants in the Building (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, including space planning and interior design costs and fees;

(i) attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or Prospective tenants or other occupants of the Building; provided, however, that Operating Expenses will include those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Land lord under the Lease;

(j) except for the administrative/management fees described in Subparagraph 1(h) above, costs of Landlord's general corporate overhead;

(k) all items and services for which Tenant or any other tenant in time Building reimburses Landlord (other than through operating expense pass-through provisions);

(l) electric power costs for which any tenant directly contracts with time local public service company; and

(m) costs arising from Landlord's charitable or political contributions.

                      STANDARDS FOR UTILITIES AND SERVICES
                      ------------------------------------

The following standards for utilities and services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto.

Subject to time terms and conditions of the Lease and provided Tenant remains in occupancy of the Premises, Landlord will provide or make available the following utilities and services:

1. Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 8 a.m. to 6 p.m., and have one elevator available for Tenant's use at all other times.

2. On Monday through Friday, except holidays, from 8 a.m. to 6 p.m. and on Saturday from 8 a.m. to 12 Noon (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the reasonable judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are extended to the full length of the window opening and adjusted to a 45 (Degree) angle upwards. Landlord will not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises extended to the full length of the window opening and adjusted to a 45(Degree) angle upwards whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the chilled and hot water air conditioning supply lines of time Building. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter the mechanical installations or facilities of the Building or the Development or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system will be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Exhibit, including keeping window coverings extended to the full length of the window opening and adjusted to a 45(Degree) angle upwards. Such work will be charged at hourly rates equal to then-current journeyman's wages for air conditioning mechanics.

3. Landlord will make available to the Premises, 24 hours per day, seven days a week, electric current as required by the Building standard office lighting and fractional horsepower office business machines including copiers, personal computers and word processing equipment in an amount not to exceed six (6) watts per square foot per normal business day. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, such cost will be established by an independent licensed engineer selected in Landlord's reasonable discretion, whose fee shall be shared equally by Landlord and Tenant. Tenant agrees not to use any apparatus or device in, upon or about the Premises (other than standard office business machines, personal computers and word processing equipment) which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge will constitute a breach of the obligation to pay rent under this Lease and will entitle Landlord to the rights therein granted for such breach. Tenant's use of electric current will never exceed the capacity of the feeders to the Building, or the risers or wiring installation and Tenants will not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises (except standard office business machines, personal computers and word processing equipment) without the prior written consent of Landlord.

4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant will keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on such meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated will be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

5. Landlord will provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and unless otherwise agreed to by Landlord and Tenant no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they will be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant agrees to pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

6. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electrical systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, when in the judgment of Landlord such actions are desirable or necessary to be made, until said repairs, alterations or. improvements shall have been completed, and Landlord will have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or by reason of the requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel supply. It is expressly understood and agreed that any covenants on Landlord's part to furnish any services pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, will not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT "F"
                                   -----------

                              ESTOPPEL CERTIFICATE
                              --------------------
The undersigned, ___________________________________________________ ("Tenant"),
hereby certifies to __________________________________________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated ______________ 19__, between __________________________________________, a
_____________________________________ ("Landlord") and Tenant (the "Lease"),
regarding the premises located at _____________________________________________
_____________________ (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2. The Term of the Lease commenced on ____________________________________,19__.

3. The Term of the Lease will expire on __________________________________,19__.

4. The Lease has: (Initial one)

(___) not been amended, modified, supplemented, extended, renewed or assigned.

(___) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:
________________________________________________________________________________
________________________________________________________________________________

5. Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _______________________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7. The amount of Monthly Base Rent is $_____________________________.

8. The amount of Security Deposit (if any) is $__________. No other security deposits have been made except as follows: ____________________________________.

9. Tenant is paying time full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:____________
_______________________________________________________________________________.

10. All work required to be performed by Landlord under the Lease has been completed except as follows: __________________________________________________.

11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows: ____________________________________________________________.

12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: ______________________________________________________________________.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows: ______________________________________.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that ______________________________________ is relying upon the representations herein made in funding a loan to Landlord in purchasing the Premises.

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of______________, 19__.

TENANT:

______________________________________
a ____________________________________


By: __________________________________
    Print Name:_______________________            SAMPLE ONLY
    Title: ___________________________       [NOT FOR EXECUTION]


By: __________________________________
    Print Name:_______________________
    Title: ___________________________


                                  EXHIBIT "G"
                                  -----------

                              RULES AND REGULATIONS
                              ---------------------

A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Development Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building or the Development without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any interior common areas.

3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Development. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

4. Tenant will not obtain for use on time Premises ice, drinking water, food, food vendors, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of time Development except as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the common areas of the Development and Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public.

5. Landlord reserves the right to require tenants to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such tenants at the premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Building and the Development if such vendors are not listed on a tenant's list of requested vendors.

6. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

7. The directory of the Building or the Development will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

8. All cleaning and janitorial services for the Development and the Premises will be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be employed by Tenant or permitted to enter the Development for the purpose of cleaning the same. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

9. Landlord will furnish Tenant, free of charge, with two keys to each entry door lock in the Premises, Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

11. Freight elevator(s) will be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday

                                   EXHIBIT "H"
                                   -----------
or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, furniture or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to any tenants in the Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about time Premises any birds or animals.

14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls. Tenant will keep corridor doors closed, and shall keep all window coverings pulled down.

16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building. Without the prior written consent of Landlord, which Landlord may deny with or without cause, Tenant will not use the name, photograph or likeness of the Building or the Development in connection with or in promoting or advertising time business of Tenant except as Tenant's address.

17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

21. Except for time ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves time right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

22. Tenant will not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

23. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in time ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

25. The Premises will not be used for lodging or for time storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Neither Tenant nor any of its employees, agents, customers and .invitees may use in any space or in the public halls of the Building or the Development any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Building.

27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Building or the Development, Landlord may do so subject to reasonable, nondiscriminatory additional rules and regulations.

30. Landlord may prohibit smoking in the Building and may require Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, to smoke within designated smoking areas within the Development.

31. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or snore of these Rules mind Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of time Development.

33. Landlord reserves time right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for time preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable arid non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by sect rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than nominally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3. All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

7. Washing, waxing, cleansing or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of time parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report usual be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Development within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                          TELECOMMUNICATIONS AGREEMENT
                          ----------------------------

                  [4 Units - Executed Concurrently With Lease]

         This Telecommunications Agreement (this "Agreement") is entered into as of ________________, 1998, by and between KOLL TOWER FOUR ASSOCIATES, a California Limited partnership ("Landlord"), and INTERJET NET CORPORATION, a Delaware corporation ("Tenant').

                                 R E C I T A L S:
                                 - - - - - - - -

         A. Concurrently herewith, Tenant is entering into a lease (the "Lease") with Landlord, dated as of even date herewith, pursuant to which Tenant shall initially lease approximately 2,572 rentable square feet of office space (the "Premises") located in that certain office building located at 2030 Main Street, Irvine, California (the Building").

         B. In connection with the Lease, Tenant desires to lease from Landlord an additional area located on the parapet area of the Building's roof for the purpose of installing, operating, arid maintaining up to four (4) antennae transmitters and other broadcasting and receiving devices (collectively, the "Transmission Devices"), and the telecommunications conduits, devices, fiber optics and electrical, coaxial, and other connections (collectively, the "Connections") necessary to connect the Transmission Devices to the Premises (the "Transmission Devices" and "Connections" are sometimes referred to hereafter collectively as the "Telecommunication Devices'), and Landlord has agreed to lease to Tenant such areas and permit such installation, operation, and maintenance of the Telecommunication Devices at Tenant's sole cost and expense.

                               A G R E E M E N T:
                               - - - - - - - - -

         Therefore, the parties agree as follows:

                                    SECTION 1
                                    ---------
                            TRANSMISSION DEVICES AREA
                            -------------------------

         The specific area of the Building roof parapet area which Tenant hereby leases for time purpose of the installation, operation, and maintenance of Transmission Devices (collectively, the "Transmission Devices Area") shall be designated by Landlord. The Transmission Devices Area shall be within one or more of the four corners of the roof parapet as depicted on Schedule "1" attached hereto. Tenant shall lease the Transmission Devices Area on the terms contained herein. By and upon such lease of the Transmission Devices Area, Tenant is hereby granted a non-exclusive license by Landlord to connect, install, operate, and maintain the Transmission Devices and the Connections, and Tenant shall have the right to the use of Building electricity on the roof of the Building for the operation of the Telecommunication Devices. However, Tenant shall be liable for all costs thereof. Tenant shall have the right to access the Transmission Devices, the Transmission Devices Area, or the Connections, upon one (1) business day's prior notice to Landlord, or such shorter time period as Landlord may allow.

                                    SECTION 2
                                    ---------
                                      TERM
                                      ----

         The term of this Agreement shall run concurrently with the term of the Lease and shall expire on the expiration or earlier termination of the Lease or upon any termination required by law, governmental authority or quasi-governmental authority. Upon the expiration or earlier termination of this Agreement, Tenant shall remove, at its own cost and expense, the Telecommunication Devices and all related facilities thereof in the Transmission Devices Area. If Tenant shall fail to complete such removal and/or repair any damage caused thereby, Landlord may do so and charge the cost thereof to Tenant.

                                    SECTION 3
                                    ---------
                                      RENT
                                      ----

         During the original Term of the Lease, Tenant shall be obligated to pay, as Additional Rent under the Lease, $500.00 for each of the four (4) Transmission Devices per month for the use of the Transmission Devices Area. Additionally, Tenant shall pay for all costs incurred in connection with the use of Building utilities in connection with the Telecommunication Devices (including the cost of any separate metering requested by Landlord) and for all maintenance, repairs, insurance, and any other costs related to the Telecommunication Devices or this Agreement.

                                    SECTION 4
                                    ---------
                         INSTALLATION AND MAINTENANCE OF
                         -------------------------------
                          THE TELECOMMUNICATION DEVICES
                          -----------------------------

         Subject to Landlord's, and Landlord's electrical engineer's, prior review and written approval of the plans and specifications for the Telecommunication Devices and all working drawings for the installation of the Telecommunication Devices and Tenant obtaining any required permits and governmental approvals (e.g. - FCC requirements end FAA requirements) to install and operate the Telecommunication Devices, Tenant may commence the installation of the Telecommunication Devices and all related facilities at its sole cost and expense. Transmission Devices may not exceed twelve (12) inches in height, twelve (12) inches in width or six (6) inches in depth, and must reasonably blend in with the glass upon



                                   EXHIBIT "I"
                                   -----------
which they are installed. All Telecommunication Devices must be compatible with the Building systems and shall not impair window washing or the use of chiller units, the cooling tower or emergency generator, elevator machine rooms, helipads, ventilation shafts, if any, or any other parts of the Building; Tenant shall be responsible for all due diligence relating to compatibility with such Building systems and Landlord makes no representations or warranties regarding the compatibility of such Building systems with the Telecommunication Devices. Tenant is required to utilize the existing vertical slab core holes between the electrical rooms on the sixteenth (16th) and sixth (6th) floors, but may utilize a portion of only one such core hole per floor. Tenant, at its sole cost. and expense, may be required to core drill a single hole, which hole shall be a minimum of two (2) and a maximum of four (4) inches in diameter, from the roof to the sixteenth (16th) floor electrical room; provided. however, that such hole shall not be for Tenants exclusive use, in addition, Tenant shall be responsible for and pay for any changes or modifications to any structural systems or components or portions of the Building or any of its electrical, utility, or mechanical systems of the Building required as a result of such installation. Once approved by Landlord, Tenant shall not alter or modify the working drawings, or the actual installation of the Telecommunication Devices without Landlord's prior written consent. Tenant shall be solely responsible for the operation, maintenance, repair, insurance and the like of the Telecommunication Devices and the Transmission Devices Area and Landlord shall have no responsibility or duty with respect thereto. If required by Landlord or any governmental agency or authority, Tenant shall fully enclose the Transmission Devices Area by suitable fencing or other required enclosures.

                                    SECTION 5
                                    ---------
                        USE OF TRANSMISSION DEVICES AREA
                        --------------------------------

         Tenant agrees not to store any materials in, on, or around the Transmission Devices Area. Tenant agrees to use the Transmission Devices Area solely for the Transmission Devices and not for any other purpose. Tenant agrees that Landlord and its agents may enter and inspect the Transmission Devices Area at any time. Tenant shall deliver to Landlord a key for any locks installed by Tenant for Landlord's entry purposes. Tenant shall not unreasonably interfere with the mechanical, electrical, HVAC or plumbing systems of the Building or the operation, reception, or transmission of any other satellite, microwave, or other broadcasting or receiving devices which are, or will be, located in, or on the roof of the Building. As a material inducement for Landlord entering into this Agreement, Tenant shall maintain the Transmission Devices Area and the Telecommunication Devices at its sole cost.

                                    SECTION 6
                                    ---------
                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

         Tenant agrees and acknowledges that its use of the Transmission Devices Area is at its sole risk, and Tenant hereby absolves and fully releases Landlord, its agents, representatives, etc. from any and all cost, loss, damage, expense, liability, arid causes of action, whether foreseeable or not, from any cause whatsoever, that Tenant may suffer to its personal property located in the Transmission Devices Area or that it or its agents, employees, principals, invitees, and licenses may suffer as a direct or indirect consequence of Tenant's lease of or use of the Transmission Devices Area or access areas to the Transmission Devices Area or for any other cost, loss, damage, expense or liability or cause of action arising from or related to this Agreement. In addition, Tenant hereby agrees to indemnify, defend, protect, and hold Landlord harmless from and against any loss, cost, damage, liability, expense, claim, action or cause of action of any third party, whether foreseeable or not, resulting as a direct or indirect consequence of Tenant's lease or use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, except where such cost, loss, damage expense or liability is due to the gross negligence or willful misconduct of Landlord. Moreover, Tenant shall be solely liable to any other tenant in the Building for any interference with, disruption of, or damage to such tenant's telecommunication devices, which devices exist prior to Tenants installation of its Telecommunication Devices. In addition, Tenant shall procure and maintain, at Tenant's sole expense, such insurance, in addition to the insurance required to be maintained by Tenant under the Lease, in connection with the Telecommunication Devices as reasonably determined by Landlord.

                                    SECTION 7
                                    ---------
                                    DEFAULTS
                                    --------

         Breach of any of its covenants hereunder by Tenant shall also at the option of Landlord constitute a default under the Lease, and a default under the Lease shall also constitute a default hereunder.

                                    SECTION 8
                                    ---------
                                     NOTICES
                                     -------

         Any notice required or permitted to be given hereunder by Tenant or Landlord shall be given pursuant to the notice provisions of the Lease.

                                    SECTION 9
                                    ---------
                        INCORPORATION OF LEASE PROVISIONS
                        ---------------------------------

         The provisions of the Lease shall be deemed to apply to the Transmission Devices Area in the same manner as such provisions apply to the Premises and hereby incorporated into this Agreement by this reference as though fully set forth herein. In the event of any conflicts between the provisions of this Agreement and the Lease, this Agreement shall govern.


                                   SECTION 10
                                   ----------
                                  MISCELLANEOUS
                                  -------------

         Tenant shall comply with all applicable governmental and quasi-governmental laws, regulations, and building codes in connection with the design (including, without limitation to Chapters 23 and 36 of the Uniform Building Code, and Article 810 of the National Electrical Code), installation, use and maintenance of the Telecommunication Devices and shall at its sole expense obtain all permits necessary for the Telecommunication Devices. Landlord has made no warranty or representation that the Telecommunication Devices are permissible and Tenant assumes all liability and risk in obtaining all permits and approvals necessary for the installation and use of the Telecommunication Devices. Landlord does not warrant or guaranty that Tenant shall receive unobstucted transmission or reception to or from the Telecommunication Devices and Tenant assumes the liability for the transmission and reception to or from the Telecommunication Devices.

         IN WITNESS WHEREOF, the parties have entered into this Agreement to be effective on the date first written above.

TENANT:                                  LANDLORD:

INTERJET NET CORPORATION,                KOLL TOWER FOUR ASSOCIATES,
a Delaware corporation                   a California limited partnership

                                         By: Koll Management Services, Inc., a
                                             Delaware corporation, Its
                                             Authorized Agent

By: /s/ Jon H. Marple
   -----------------------------
Print Name: Jon H. Marple
Print Title: President                   By: /s/ Stephen G. Stage
                                             ---------------------------------
                                             Print Name: Stephen G. Stage
                                             Print Title: Porfolio M

By: /s/ Robert Spartore
   -----------------------------
Print Name: Robert Spartore
Print Title: Director

                     DEPICTION OF TRANSMISSION DEVICES AREA
                     --------------------------------------


                 [schematic of Floor 17, KCIN Building 4 here]






                                  SCHEDULE "I"
                                  ------------

                          TELECOMMUNICATIONS AGREEMENT
                          ----------------------------

                    [Executed later if Tenant needs more than
                 the original 4 Units, up to 2 additional Units]


         This Telecommunications Agreement (this "Agreement") is entered into as of _________, 199 __, by and between _______________________________("Landlord")
and _____________________________________________ ("Tenant").


                                R E C I T A L S:
                                - - - - - - - -

         A. Tenant previously entered into a lease dated __________________, 1998 (the "Lease") with Landlord, pursuant to which Tenant initially leased approximately ____________ rentable square feet of office space (the "Premises") located in that certain office building located at 2030 Main Street, Irvine, California (the "Building").

         B. In connection with the Lease, Tenant desires to lease from Landlord an additional area located on the parapet area of the Building's roof for the purpose of installing, operating, and maintaining up to two (2) antennae transmitters and other broadcasting and receiving devices (collectively, the "Transmission Devices"), and the telecommunications conduits, devices, fiber optics and electrical, coaxial, and other connections (collectively, the "Connections") necessary to connect the Transmission Devices to the Premises (the "Transmission Devices" and "Connections" are sometimes referred to hereafter collectively as the "Telecommunication Devices"), and Landlord has agreed to lease to Tenant such areas and permit such installation, operation, and maintenance of the Telecommunication Devices at Tenant's sole cost and expense.

                               A G R E E M E N T:
                               - - - - - - - - -

         Therefore, the parties agree as follows:

                                    SECTION 1
                                    ---------
                            TRANSMISSION DEVICES AREA
                            -------------------------

         Upon thirty (30) days' prior notice from Tenant to Landlord (the "Designation Notice"), Landlord shall designate the specific area on the parapet of the Building's roof which Tenant may lease for the purpose of the installation, operation, and maintenance of Transmission Devices (collectively, the "Transmission Devices Area"). The Transmission Devices Area shall be within one or more of the four corners of the roof parapet as depicted on SCHEDULE "1" attached hereto. Tenant may exercise its right to lease such Transmission Devices Area by notice delivered to Landlord (the "Notice of Exercise") at any time after the delivery of the Designation Notice, provided Tenant is not in default under the Lease. Upon delivery of such notice, Tenant shall lease the Transmission Devices Area on the terms contained herein. By and upon such lease of the Transmission Devices Area, Tenant shall thereby be granted a non-exclusive license by Landlord to connect, install, operate, and maintain the Transmission Devices and the Connections, and Tenant shall have the right to the use of Building electricity on the roof of the Building for the operation of the Telecommunication Devices. However, Tenant shall be liable for all costs thereof. Tenant shall have the right to access the Transmission Devices, the Transmission Devices Area, or the Connections, upon one (1) business day's prior notice to Landlord, or such shorter time period as Landlord may allow.

                                    SECTION 2
                                    ---------
                                      TERM
                                      ----

         The term of this Agreement shall commence on the date occurring five
(5) days following Landlord's receipt of the Notice of Exercise and shall expire on the expiration or earlier termination of the Lease or upon any termination required by law, governmental authority or quasi-governmental authority. Upon the expiration or earlier termination of this Agreement, Tenant shall remove, at its own cost and expense, the Telecommunication Devices and all related facilities thereof in the Transmission Devices Area. If Tenant shall fail to complete such removal and/or fail to repair any damage caused thereby, Landlord may do so and charge the cost thereof to Tenant.

                                    SECTION 3
                                    ---------
                                      RENT
                                      ----

         During the original Term of the Lease, Tenant shall be obligated to pay, as Additional Rent under the Lease, $500.00 for each of the two (2) Transmission Devices per month for the use of the Transmission Devices Area. Additionally, Tenant shall pay for all costs incurred in connection with the use of Building utilities in connection with the Telecommunication Devices (including the cost of any separate metering requested by Landlord) and for all maintenance, repairs, insurance, and any other costs related to the Telecommunication Devices or this Agreement.

                                    SECTION 4
                                    ---------
                         INSTALLATION AND MAINTENANCE OF
                         -------------------------------
                          THE TELECOMMUNICATION DEVICES
                          -----------------------------

         Subject to Landlord's, and Landlord's electrical engineer's, prior review and written approval of the plans and specifications for the Telecommunication Devices and all working drawings for the installation of the Telecommunication Devices and Tenant obtaining any required permits and governmental approvals (e.g. - FCC requirements and FAA

                                  EXHIBIT "J"
                                  -----------
requirements) to install and operate the Telecommunication Devices, Tenant may commence the installation of the Telecommunication Devices and all related facilities at its sole cost and expense. Transmission Devices may not exceed twelve (12) inches in height, twelve (12) inches in width or six (6) inches in depth, and must reasonably blend in with the glass upon which they are installed. All Telecommunication Devices must be compatible with the Building systems and shall not impair window washing or the use of chiller units, the cooling tower or emergency generator, elevator machine rooms, helipads, ventilation shafts, if any, or any other parts of the Building; Tenant shall be responsible for all due diligence relating to compatibility with such Building systems and Landlord makes no representations or warranties regarding the compatibility of such Building systems with the Telecommunication Devices. Tenant is required to utilize the existing vertical slab core holes between the electrical rooms on the sixteenth (16th) and sixth (6th) floors, but may utilize a portion of only one such core hole per floor. Tenant, at its sole cost and expense, may be required to core drill a single hole, which hole shall be a minimum of two (2) and a maximum of four (4) inches in diameter, from the roof to the sixteenth (16th) floor electrical room; provided, however, that such hole shall not be for Tenant's exclusive use. In addition, Tenant shall be responsible for and pay for any changes or modifications to any structural systems or components or portions of the Building or any of its electrical, utility, or mechanical systems of the Building required as a result of such installation. Once approved by Landlord, Tenant shall not alter or modify the working drawings, or the actual installation of the Telecommunication Devices without Landlord's prior written consent. Tenant shall be solely responsible for the operation, maintenance, repair, insurance and the like of the Telecommunication Devices and the Transmission Devices Area and Landlord shall have no responsibility or duty with respect thereto. If required by Landlord or any governmental agency or authority, Tenant shall fully enclose the Transmission Devices Area by suitable fencing or other required enclosures.

                                    SECTION 5
                                    ---------
                        USE OF TRANSMISSION DEVICES AREA
                        --------------------------------

         Tenant agrees not to store any materials in, on, or around the Transmission Devices Area. Tenant agrees to use the Transmission Devices Area solely for the Transmission Devices and riot for any other purpose. Tenant agrees that Landlord and its agents may enter and Inspect the Transmission Devices Area at any time. Tenant shall deliver to Landlord a key for any locks installed by Tenant for Landlord's entry purposes. Tenant shall not unreasonably interfere with the mechanical, electrical, HVAC or plumbing systems of the Building or the operation, reception, or transmission of any other satellite, microwave, or other broadcasting or receiving devices which are, or will be, located in, or on the roof of the Building. As a material inducement for Landlord entering into this Agreement, Tenant shall maintain the Transmission Devices Area and the Telecommunication Devices at its sole cost.

                                    SECTION 6
                                    ---------
                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

         Tenant agrees and acknowledges that its use of the Transmission Devices Area is at its sole risk, and Tenant hereby absolves and fully releases Landlord, its agents, representatives, etc. from any and all cost, loss, damage, expense, liability, and causes of action, whether foreseeable or not, from any cause whatsoever, that Tenant may suffer to its personal property located in the Transmission Devices Area or that it or its agents, employees, principals, invitees, and licensees may suffer as a direct or indirect consequence of Tenant's lease of or use of the Transmission Devices Area or access areas to the Transmission Devices Area or for any other cost, loss, damage, expense or liability or cause of action arising from or related to this Agreement. In addition, Tenant hereby agrees to indemnify, defend, protect, and hold Landlord harmless from and against any loss, cost, damage, liability, expense, claim, action or cause of action of any third party, whether foreseeable or not, resulting as a direct or indirect consequence of Tenant's lease or use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, except where such cost, loss, damage, expense or liability is due to the gross negligence or willful misconduct of Landlord. Moreover, Tenant shall be solely liable to any other tenant in the Building for any interference with, disruption of, or damage to such tenant's telecommunication devices, which devices exist prior to Tenant's installation of its Telecommunication Devices. In addition, Tenant shall procure and maintain, at Tenant's sole expense, such insurance, in addition to the insurance required to be maintained by Tenant under the Lease, in connection with the Telecommunication Devices as reasonably determined by Landlord.

                                    SECTION 7
                                    ---------
                                    DEFAULTS
                                    --------

         Breach of any of its covenants hereunder by Tenant shall also at the option of Landlord constitute a default under the Lease, and a default under the Lease shall also constitute a default hereunder.

                                    SECTION 8
                                    ---------
                                     NOTICES
                                     -------

         Any notice required or permitted to be given hereunder by Tenant or Landlord shall be given pursuant to the notice provisions of the Lease.

                                    SECTION 9
                                    ---------
                        INCORPORATION OF LEASE PROVISIONS
                        ---------------------------------

         The provisions of the Lease shall be deemed to apply to the Transmission Devices Area in the same manner as such provisions apply to the Premises and hereby incorporated into this Agreement by this reference as though fully set forth herein. In the event of any conflicts between the provisions of this Agreement and the Lease, this Agreement shall govern.

                                   SECTION 10
                                   ----------
                                  MISCELLANEOUS
                                  -------------

         Tenant shall comply with all applicable governmental and quasi-governmental laws, regulations, and building codes in connection with the design (including, without limitation to Chapters 23 and 36 of the Uniform Building Code, and Article 810 of the National Electrical Code), installation, use and maintenance of the Telecommunication Devices and shall at its sole expense obtain all permits necessary for the Telecommunication Devices. Landlord has made no warranty or representation that the Telecommunication Devices are permissible and Tenant assumes all liability and risk in obtaining all permits and approvals necessary for the installation and use of the Telecommunication Devices. Landlord does not warrant or guaranty that Tenant shall receive unobstructed transmission or reception to or from the Telecommunication Devices and Tenant assumes the liability for the transmission and reception to or from the Telecommunication Devices.

         IN WITNESS WHEREOF, the parties have entered into this Agreement to be effective on the date first written above.


TENANT:                                  LANDLORD:

----------------------------------,      ---------------------------------------
a                                        a
----------------------------------         -------------------------------------



By:                                      By:
   -------------------------------           -----------------------------------
   Print Name:                               Print Name:
   Print Title:                              Print Title:

By:
   -------------------------------
   Print Name:
   Print Title:

                    AMENDMENT NO. 1 TO OFFICE BUILDING LEASE
                                   NAME CHANGE
                                   -----------


THIS AMENDMENT NO. 1 TO OFFICE BUILDING LEASE is entered into as of the 8th day of February, 1999, by and between OTR, an Ohio general partnership, as Nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of Ohio ("Landlord"), as successor in interest to Koll Tower Four Associates, a California limited partnership (previously referred to as "Landlord") and Interjet Net Corporation, a Delaware corporation ("Tenant") for the premises located at 2030 Main Street, Suite 620, Irvine, California ("Premises").

          Landlord and Tenant, being parties to that certain Office Building Lease dated August 26, 1998 (the "Lease"), hereby express their mutual desire and intent to amend the Lease to reflect a change to Tenant's name as follows:

          1.      NAME.
                  -----

          The name of Tenant referred to in the Lease shall be changed, for purposes of the Lease and all amendments thereto, to IJNT International, Inc., a Delaware corporation, effective November 13, 1998. Such name change shall not result in the release of Tenant either before or after the effectiveness of such name change, from any of its covenants, obligations or liabilities under the Lease. Tenant has represented in its General Counsel's letter dated November 13, 1998: "The company is the same as ever in every other particular. We still have the same shareholders, officers, directors, assets, liabilities, subsidiaries, businesses and employees."

          2.      NO OTHER MODIFICATIONS.
                  -----------------------

          Except as modified herein, all other terms and conditions of the Lease shall continue in full force and effect.

LANDLORD:

OTR, an Ohio general partnership as Nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of Ohio


By:                 /s/ Mary Ellen Grant
                    ----------------------------

Print Name:         Mary Ellen Grant
                    ----------------------------

Title:              Director, Real Estate Assets
                    ----------------------------

TENANT:

IJNT International, Inc., a Delaware corporation

By:                 /s/ Mary E. Blake
                    ----------------------------

Print Name:         Mary E. Blake
                    ----------------------------

Print Title:        President
                    ----------------------------

                     AMENDMENT NO. 2 TO OFFICE BUILDING LEASE


         This Amendment No. 2 to Office Building Lease ("Second Amendment") is made as of December 3, 1999 ("Effective Date") by and between OTR, an Ohio general partnership, as nominee of THE STATE TEACHERS RETIREMENT BOARD OF OHIO, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.


                                    RECITALS
                                    --------

         A. On August 26, 1998, Tenant (then known as Interjet Net Corporation) and Koll Tower Four Associates, a California limited partnership and predecessor-in-interest to Landlord, entered into that certain Office Building Lease ("Original Lease") whereunder Tenant leased from Koll Tower Four Associates the premises identified as Suite 620, consisting of approximately 2,572 rentable square feet ("Original Premises") on the sixth floor of the building located at 2030 Main Street, Irvine, California ("Building").

         B. On or about September 4, 1998, Tenant changed its name from Interjet Net Corporation to IJNT International, Inc.

         C. On November 13, 1998, Landlord and Tenant entered into that certain Telecommunications Agreement ("Telecommunications Agreement") whereunder Tenant leased additional space on the Building's roof for purposes of installation and maintenance of telecommunication devises. Payment obligations of Tenant under the Telecommunications Agreement are deemed additional rent under the Original Lease and the provisions of the Original Lease arc expressly deemed to apply to such roof space in the same manner as they apply to the Original Premises, subject to the terms of the Telecommunication Agreement.

         D. On February 8, 1999, Landlord and Tenant entered into that certain Amendment No. 1 to Office Building Lease Name Change ("First Amendment") whereunder Landlord and Tenant amended the Original Lease to confirm Tenant's name change to IJNT International, Inc. and further confirm that such name change did not result in the release of Tenant from its covenants, obligations or liabilities under the Original Lease. The Original Lease, as amended by the First Amendment, is hereinafter referred to as the "Lease."

         E. On March 8, 1999, Tenant changed its name from IJNT International, Inc. to IJNT.NET, Inc. pursuant to Tenant's filing of a Certificate of Amendment with the Secretary of State for the State of Delaware. Tenant subsequently filed an Amended Statement by Foreign Corporation (regarding such name change) with the Secretary of State for the State of California.

         F. Tenant desires to amend the Lease to memorialize its name change to IJNT.NET, Inc. and to lease approximately 5,411 additional rentable square feet on the 5th floor, Suite 550, of the Building as depicted on Exhibit "A" (the "Expansion Space").

         G. Landlord desires to amend the Lease to memorialize such name change and to lease the Expansion Space to Tenant, on the terms and subject to the conditions set forth below.

         NOW THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

         1. DEFINED TERMS. Initially capitalized terms used herein without definition shall have the meanings given them in the Lease.

         2. NAME. The name of the "Tenant" under in the Lease and under the Telecommunications Agreement is changed for purposes of the Lease and all amendments thereto, and the Telecommunications Agreement and all amendments thereto, to IJNT.NET, Inc., a Delaware corporation. Such name change did not and does not release such "Tenant" either before or after the effectiveness of such name change, from any of its covenants, obligations or liabilities under the Lease or the Telecommunications Agreement.

         3. EXPANSION SPACE. Landlord hereby leases to Tenant the Expansion Space for the Expansion Space Term, subject to the terms and conditions of the Lease, as amended by this Second Amendment.

         4. EXPANSION LEASE TERM. The lease term for the Expansion Space shall commence on December 1, 1999 and shall end on November 5, 2003 (the "Expansion Term").

         5. EXPANSION SPACE MONTHLY BASE RENT. The Monthly Base Rent for the Expansion Space during the Expansion Term shall be as follows:

                  Months 1-12                   $3.O5/rentable square foot/month
                  Months 13 -24                 $3.10/rentable square foot/month
                  Months 25-36                  $3.15/rentable square foot/month
                  Months 37- 11/5/03            $3.20/rentable square foot/month

         6. EXPANSION SPACE INTERIOR IMPROVEMENTS. Prior to delivery of possession of the Expansion Space, Landlord shall, at its sole cost and expense, re-carpet the Expansion Space with the Building standard carpet, remove the wall coverings and paint the wall surfaces in the Expansion Space with Building standard paint. Prior to November __, 1999, Tenant may request Landlord install upgraded carpeting in lieu of the Building standard carpet provided Tenant pays Landlord the difference in cost and expense to Landlord therefor (including, without limitation, the cost and expense of acquiring the upgraded carpeting, transportation of the upgraded carpeting and the installation thereof) as compared to the cost and expense to Landlord of installing Building standard carpet. If Tenant so elects upgraded carpeting, Tenant shall pay the amount equal to such cost and expense differential to Landlord (as determined by Landlord in any commercially reasonable manner) within three (3) business days of Landlord's request therefor. Landlord shall not be deemed in breach or default under the Lease, as amended by this Second Amendment, for failure to deliver possession of the Expansion Space to Tenant on or before any particular date due to delays in connection with Tenant's request for upgraded carpeting or the acquisition, transportation or installation thereof. No such delay shall release Tenant from its obligations under this Lease, as amended by this Second Amendment, nor shall such delay be deemed to abate any of Tenant's obligations to pay rent under the Lease, as amended by this Second Amendment, nor extend the Expansion Term. Landlord will deliver possession of the Expansion Space in its "as-is" condition with the addition only of the carpet and paint as provided above. Tenant agrees that it shall accept the Expansion in its "as-is" condition with such carpet and paint and acknowledges that Landlord has made no representation or warranty to Tenant regarding the Expansion Space.

         7. EXPANSION SPACE OPERATING EXPENSE ALLOWANCE. The Operating Expense Allowance for the Expansion Space shall be Tenant's Percentage of Operating Expenses for the year 2000 calendar year.

         8. TENANT'S PERCENTAGE. Tenants Percentage for the Expansion Space shall 1.5608%.

         9. FIRST MONTH'S BASE RENT AND SECURITY DEPOSIT. Concurrently with Tenant's delivery to Landlord of this Second Amendment executed by Tenant, Tenant shall also deliver to Landlord the Monthly Base Rent for the first month of the Expansion Term in the amount of $16,503.55, and the security deposit for the Expansion Space in the amount of $19,046.72 ("Expansion Space Security Deposit"). Landlord will hold the Expansion Space Security Deposit in accordance with the terms set forth in Section 7 of the Lease.

         10. PARKING. Section 1(s) of the Lease is hereby deleted in its entirety and replaced with the following:

          "(s) Parking: Twenty-eight (28) unreserved employee parking spaces initially at a rate of $60.00 per space per month for the initial Lease Term, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H" as may be amended from time to time, and subject to any rules and regulations as may be imposed from time to time by owner(s) of the parking facilities for the Building."

         11. ALTERATIONS. Landlord is not obligated to grant to Tenant any tenant improvement allowances or other concessions of any kind with respect to the Expansion Space and any tenant improvement allowances or concessions set forth in the Lease shall not apply to the Expansion Space. Landlord and Tenant have not entered into a work letter agreement for Tenant to make any particular improvements to the Expansion Space and any Alterations Tenant may wish to make to the Expansion Space are to be made at Tenant's sole cost and expense and subject to the terms and conditions of subparagraphs 13(a) through 13(h) of the Lease.

          12. TERMS. Except as set forth in this Second Amendment (i) the lease terms for the Expansion Space shall be the same as those set forth in the Lease for the Original Premises and (ii) the "Premises" as that term is used in the Lease shall mean the Original Premises and the Expansion Space, collectively.

          13. LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in the Lease, as amended by this Second Amendment, or in any other document or instrument, it is expressly understood and agreed by and between Landlord and Tenant that this Second Amendment and all agreements and instruments relating to the Lease, as amended by this Second Amendment, are or will be executed by one or more officers or general partners of OTR, an Ohio general partnership ("OTR"), not individually, but solely on behalf of OTR as the authorized nominee for The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("STRBO") and that the obligations of OTR under the Lease, as amended by this Second Amendment do not constitute personal obligations of any of the individual employees, trustees, partners, officers or directors of OTR or STRBO. As part of the material consideration for Landlord entering into this Second Amendment, Tenant hereby waives any and all rights to bring a claim or cause of action against the individuals executing this Second Amendment, or any agreements or instruments relating hereto, on behalf of OTR or STRBO, or any employees, trustees, partners, officers or directors of OTR or STRBO; (i) Tenant agrees it will look solely to the interest of STRBO in the Building for the enforcement of any claims against OTR or STRBO in connection with the Lease, as amended by this Second Amendment, or any agreement or instrument relating thereto; and (ii) Tenant agrees the obligations under the Lease, as amended by this Amendment, are not binding upon, nor shall resort be had to, the private property of any of the trustees, officers, directors, employees, or partners of OTR or STRBO. The provisions of this Section 13 shall survive the expiration or earlier termination of the Lease, as amended by this Second Amendment.

         14. COUNTERPARTS. This Second Amendment may be executed in counterparts each of which when taken together shall constitute one and the same Second Amendment.


                  [Remainder of Page Intentionally Left Blank]

         15. LEASE IN EFFECT. Except as modified by this Second Amendment, all other terms and conditions of the Lease are of full force and effect. In the event of a conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment shall govern.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ Will Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------


                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Mary E. Blake
                                                --------------------------------
                                          Name: Mary E. Blake
                                                --------------------------------
                                          Its:  President
                                                --------------------------------


                                          By:   /s/ Jeffrey R. Matsen
                                                --------------------------------
                                          Name: Jeffrey R. Matsen
                                                --------------------------------
                                          Its:  Executive Vice President
                                                --------------------------------

                                   EXHIBIT "A"

                                 Expansion Space
                                 ---------------

                          [EXPANSION SPACE GRAPH HERE]

                    AMENDMENT NO. 3 TO OFFICE BUILDING LEASE


          This Amendment No. 3 to Office Building Lease ("Third Amendment") is made as of December __, 1999 ("Effective Date") by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly known as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.

                                    RECITALS
                                    --------

         A. On August 26, 1998, Tenant (then known as Interjet Net Corporation) and Koll Tower Four Associates, a California limited partnership and predecessor-in-interest to Landlord, entered into that certain Office Building Lease ("Original Lease") whereunder Tenant leased from Koll Tower Four Associates the premises identified as Suite 620, consisting of approximately 2,572 rentable square feet ("Original Premises") on the sixth floor of the building located at 2030 Main Street, Irvine, California ("Building").

         B. On November 13, 1998, Landlord and Tenant entered into that certain Telecommunications Agreement ("Telecommunications Agreement") whereunder Tenant leased additional space on the Building's roof for purposes of installation and maintenance of telecommunication devises. Payment obligations of Tenant under the Telecommunications Agreement are deemed additional rent under the Original Lease and the provisions of the Original Lease are expressly deemed to apply to such roof space in the same manner as they apply to the Original Premises, subject to the terms of the Telecommunication Agreement.

         C. On February 8, 1999, Landlord and Tenant entered into that certain Amendment No. 1 to Office Building Lease NAME CHANGE ("First Amendment") whereunder Landlord and Tenant amended the Original Lease to confirm Tenant's name change to IJNT International, Inc. and further confirm that such name change did not result in the release of Tenant from its covenants, obligations or liabilities under the Original Lease.

         D. On March 8, 1999, Tenant changed its name from IJNT International, Inc. to IJNT.NET, Inc. pursuant to Tenant's filing of a Certificate of Amendment with the Secretary of State for the State of Delaware. Tenant subsequently filed an Amended Statement by Foreign Corporation (regarding such name change) with the Secretary of State for the State of California.

         E. On December 3, 1999, Landlord and Tenant entered into that certain Amendment No. 2 to Office Building Lease ("Second Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 550, of the Building ("Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment and the Second Amendment.

         F. Tenant desires to lease approximately 1,568 additional rentable square feet on the 5th floor, Suite 540, of the Building as depicted on Exhibit "A" (the "Second Expansion Space").

         G. Landlord desires to lease the Second Expansion Space to Tenant on the terms and subject to the conditions set forth below.

         NOW THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

         1. DEFINED TERMS. The Original Lease as amended by the First Amendment and the Second Amendment is hereinafter referred to as the "Lease". Initially capitalized terms used herein without definition shall have the meanings given them in the Lease.

         2. SECOND EXPANSION SPACE. Landlord hereby leases to Tenant the Second Expansion Space for the Second Expansion Lease Term, subject to the terms and conditions of the Lease, as amended by this Third Amendment.

         3. SECOND EXPANSION SPACE LEASE TERM. The lease term for the Second Expansion Space shall commence on December 17, 1999 and shall end on November 5, 2003 (the "Second Expansion Space Lease Term").

         4. SECOND EXPANSION SPACE MONTHLY BASE RENT. The Monthly Base Rent for the Second Expansion Space during the Second Expansion Space Lease Term shall be as follows:

                   Months 1-12                  $3.05/rentable square foot/month
                   Months 13 -24                $3.10/rentable square foot/month
                   Months 25-36                 $3.15/rentable square foot/month
                   Months 37 - 11/5/03          $3.20/rentable square foot/month

         5. SECOND EXPANSION SPACE INTERIOR IMPROVEMENTS. Prior to delivery of possession of the Second Expansion Space, Landlord shall, at its sole cost and expense, re-carpet the Second Expansion Space with the Building standard carpet, paint the wall surfaces in the Second Expansion Space with Building standard paint, and add an opening from Suite 540 to Suite 550. Prior to December 17, 1999, Tenant may request (in writing) that Landlord install upgraded carpeting in lieu of the Building standard carpet provided Tenant pays Landlord the difference in cost and expense to Landlord therefor (including, without limitation, the cost and expense of acquiring the upgraded carpeting, transportation of the upgraded carpeting and the installation thereof) as compared to the cost and expense to Landlord of installing Building standard carpet. If Tenant so elects upgraded carpeting, Tenant shall pay the amount equal to such cost and expense differential to Landlord (as determined by Landlord in any commercially reasonable manner) within three (3) business days of Landlord's request therefor. Landlord shall not be deemed in breach or default under the Lease, as amended by this Third Amendment, for failure to deliver possession of the Second Expansion Space to Tenant on or before any particular date due to delays in connection with Tenant's request for upgraded carpeting or the availability, acquisition, transportation or installation thereof. No such delay shall release Tenant from its obligations under this Lease, as amended by this Third Amendment, nor shall such delay be deemed to abate any of Tenant's obligations to pay rent under the Lease, as amended by this Third Amendment, nor extend the Second Expansion Space Lease Term. Landlord will deliver possession of the Second Expansion Space in its "as-is" condition with the addition only of a wall opening, the carpet and paint as provided above. Tenant agrees that it shall accept the Second Expansion Space in its "as-is" condition with such wall opening, carpet and paint and acknowledges that Landlord has made no representation or warranty to Tenant regarding the Second Expansion Space.

         6. SECOND EXPANSION SPACE OPERATING EXPENSE ALLOWANCE. The Operating Expense Allowance for the Second Expansion Space shall be Tenant's Percentage of Operating Expenses for the year 2000 calendar year.

         7. TENANT'S PERCENTAGE. Tenant's Percentage for the Second Expansion Space shall be 0.4523%.

         8. FIRST MONTH'S BASE RENT AND SECURITY DEPOSIT. Concurrently with Tenant's delivery to Landlord of this Third Amendment executed by Tenant, Tenant shall also deliver to Landlord the Monthly Base Rent for the first month of the Second Expansion Space Lease Term in the amount of $4,782.40, and the security deposit for the Second Expansion Space in the amount of $5,519.36 ("Second Expansion Space Security Deposit"). Landlord will hold the Second Expansion Space Security Deposit in accordance with the terms of the Lease.

         9. PARKING. Section 1(s) of the Lease is hereby deleted in its entirety and replaced with the following:

          "(s) Parking: Thirty-three (33) unreserved employee parking spaces initially at a rate of $60.00 per space per month for the initial Lease Term, subject to the terms and conditions of Paragraph 32 below and the Rules and Regulations regarding parking contained in Exhibit "H" as may be amended from time to time, and subject to any rules and regulations as may be imposed from time to time by the operator of the parking facilities for the Building."

         10. ALTERATIONS. Landlord is not obligated to grant to Tenant any tenant improvement allowances or other concessions of any kind with respect to the Second Expansion Space and any tenant improvement allowances or concessions set forth in the Lease shall not apply to the Second Expansion Space. Landlord and Tenant have not entered into a work letter agreement for Tenant to make any particular improvements to the Second Expansion Space and any Alterations Tenant may wish to make to the Second Expansion Space are to be made at Tenant's sole cost and expense and subject to the terms and conditions of subparagraphs 13(a) through 13(h) of the Lease.

         11. TERMS. Except as otherwise set forth in this Third Amendment (i) the lease terms for the Second Expansion Space shall be the same as those set forth in the Lease for the Original Premises and the Expansion Space, and (ii) the "Premises" as that term is used in the Lease shall mean the Original Premises, the Expansion Space and the Second Expansion Space, collectively.

         12. EXCULPATION. This Third Amendment is executed by certain employees of The State Teachers Retirement System of Ohio, not individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers Retirement Board of Ohio ("STRBO"). In consideration for entering into this Third Amendment, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Third Amendment on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to STRBO's interest in the Building for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the partners, trustees, officers, directors, employees or agents of Landlord or STRBO.

         13. COUNTERPARTS. This Third Amendment maybe executed in counterparts each of which when taken together shall constitute one and the same Third Amendment.


                  [Remainder of Page Intentionally Left Blank]

         14. LEASE IN EFFECT. Except as modified by this Third Amendment, all other terms and conditions of the Lease are in full force and effect. In the event of a conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Third Amendment shall govern.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Effective Date.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Its:
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Jeffrey R. Matsen
                                                --------------------------------
                                          Name: Jeffrey R. Matsen
                                                --------------------------------
                                          Its:  Executive Vice President
                                                --------------------------------


                                          By:   /s/ Craig Hewitt
                                                --------------------------------
                                          Name: Craig Hewitt
                                                --------------------------------
                                          Its:  VP Finance
                                                --------------------------------

                                   EXHIBIT "A"

                             Second Expansion Space
                             ----------------------

                          [EXPANSION SPACE GRAPH HERE]

                    AMENDMENT NO. 4 TO OFFICE BUILDING LEASE


          This Amendment No. 4 to Office Building Lease ("Fourth Amendment") is made as of February 8, 2000 ("Effective Date"), by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.

                                    RECITALS
                                    --------

         A. On August 26, 1998, Tenant (then known as Interjet Net Corporation) and Koll Tower Four Associates, a California limited partnership and predecessor-in-interest to Landlord, entered into that certain Office Building Lease ("Original Lease") whereunder Tenant leased from Koll Tower Four Associates the premises identified as Suite 620, consisting of approximately 2,572 rentable square feet ("Original Premises") on the sixth floor of the building located at 2030 Main Street, Irvine, California ("Building").

         B. On November 13, 1998, Landlord and Tenant entered into that certain Telecommunications Agreement ("Telecommunications Agreement") whereunder Tenant leased additional space on the Building's roof for purposes of installation and maintenance of telecommunication devises. Payment obligations of Tenant under the Telecommunications Agreement are deemed additional rent under the Original Lease and the provisions of the Original Lease are expressly deemed to apply to such roof space in the same manner as they apply to the Original Premises, subject to the terms of the Telecommunication Agreement.

         C. On February 8, 1999, Landlord and Tenant entered into that certain Amendment No. 1 to Office Building Lease ("First Amendment") whereunder Landlord and Tenant amended the Original Lease to confirm Tenant's name change to IJNT International, Inc. and further confirm that such name change did not result in the release of Tenant from its covenants, obligations or liabilities under the Original Lease.

         D. On March 8, 1999, Tenant changed its name from IJNT International, Inc. to IJNT.NET, Inc. pursuant to Tenant's filing of a Certificate of Amendment with the Secretary of State for the State of Delaware. Tenant subsequently filed an Amended Statement by Foreign Corporation (regarding such name change) with the Secretary of State for the State of California,

         E. On December 3, 1999, Landlord and Tenant entered into that certain Amendment No. 2 to Office Building Lease ("Second Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 550, of the Building ("Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment and the Second Amendment.

         F. On December 16 1999, Landlord and Tenant entered into that certain Amendment No. 3 to Office Building Lease ("Third Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 540, of the Building ("Second Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment, Second Amendment and Third Amendment.

         G. Tenant desires to lease approximately 9,905 additional rentable square feet on the 5th floor, Suites 500 and 520, of the Building as depicted on Exhibit "A" (the "Third Expansion Space").

         H. Landlord desires to lease the Third Expansion Space to Tenant on the terms and subject to the conditions set forth below.

         NOW THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

         1. DEFINED TERMS. The Original Lease as amended by the First Amendment, Second Amendment and Third Amendment is hereinafter referred to as the "Lease". Initially capitalized terms used herein without definition shall have the meanings given them in the Lease.

         2. THIRD EXPANSION SPACE. Landlord hereby leases to Tenant the Third Expansion Space for the Third Expansion Lease Term, subject to the terms and conditions of the Lease, as amended by this Fourth Amendment.

         3. THIRD EXPANSION SPACE LEASE TERM. The lease term for the Third Expansion Space shall commence on February 1, 2000 and shall end on December 31, 2003 (the "Third Expansion Space Lease Term").

         4. THIRD EXPANSION SPACE MONTHLY BASE RENT. The Monthly Base Rent for the Third Expansion Space during the Second Expansion Space Lease Term shall be as follows:

                   Month 1                      $0.00/rentable square foot/month
                   Months 2-13                  $3.00/rentable square foot/month
                   Months 14-25                 $3.05/rentable square foot/month
                   Months 26-37                 $3.10/rentable square foot/month
                   Months 38-47                 $3.15/rentable square foot/month

         5. OPTION TO EXTEND. Provided Tenant has complied with all the terms and conditions of the Lease and are still in occupancy of the Premises, Tenant shall have an option to extend the term of the Lease for one (1) additional five
(5) year option on the same general terms and conditions then in existence under the Lease, except that, on an annual basis during the option term, the rent for the Premises shall be adjusted to the prevailing market terms and conditions for like or similar space in the Orange County Airport area marketplace, which adjustment shall be determined in Landlord's reasonable discretion. Tenant shall notify Landlord at least nine (9) months, but no earlier than twelve (12) months prior to the end of the initial Lease Term for the Premises if Tenant desires to exercise their option to extend. Tenant's option to extend shall be personal to Tenant and shall not be assignable.

         6. THIRD EXPANSION SPACE INTERIOR IMPROVEMENTS. The interior improvements to the Third Expansion Space shall be constructed and paid for pursuant to that certain Work Letter Agreement attached hereto as Exhibit "B" and incorporated herein (the "Work Letter").

         7. THIRD EXPANSION SPACE OPERATING EXPENSE ALLOWANCE. The Operating Expense Allowance for the Third Expansion Space shall be Tenant's Percentage of Operating Expenses for the year 2000 calendar year.

         8. TENANT'S PERCENTAGE. Tenant's Percentage for the Third Expansion Space shall be 2.8571%.

         9. SECOND MONTH'S BASE RENT AND SECURITY DEPOSIT. Concurrent with Tenant's delivery to Landlord of this Fourth Amendment executed by Tenant, Tenant shall also deliver to Landlord the Monthly Base Rent for the second month of the Third Expansion Space Lease Term in the amount of $29,715.00, and the security deposit for the Third Expansion Space in the amount of $34,320.83 ("Third Expansion Space Security Deposit"). Landlord will hold the Third Expansion Space Security Deposit in accordance with the terms of the Lease.

         10. UNRESERVED EMPLOYEE PARKING. So long as the Lease as amended hereby is in effect, Tenant shall be entitled to use, and shall pay for, whether or not Tenant uses, up to thirty-five (35) unreserved employee parking spaces, which spaces are in addition to those which Tenant is entitled to use under the Lease. As consideration for the right to use such parking spaces, Tenant agrees to pay to Landlord, or Landlord's designee, Sixty Dollars ($60.00) per stall per month for each month during the Third Expansion Lease Term; provided, however, that so long as Tenant is not in default of the Lease, as amended hereunder, Landlord shall waive payment for such parking spaces for the first month of the Third Expansion Lease Term. Such payment shall be made on the 1st of the month. All unreserved employee parking spaces will be available on a nonexclusive, in-common basis with all other visitors, guests, and employees of the Development. Tenant shall not use any spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant shall be obligated to pay for the number of unreserved parking spaces specified herein throughout the Third Expansion Lease Term, and shall not be entitled to any additional reserved or unreserved parking privileges applicable to the Expansion Space.

                   10.1 GENERAL PROVISIONS. Daily and hourly rates for visitor parking privileges may beset and increased from time to time by Landlord,

Landlord's designee, and/or the operator of the parking facilities for the Building. Any unreserved and unassigned parking spaces may be assigned or made into reserved parking spaces from time to time as may be determined by Landlord or the operator of the parking facilities for the Building to effect efficient parking. Under no circumstances (except in connection with an assignment or subletting permitted under the terms of the Lease) may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed by Tenant.

         11. ALTERATIONS. Except as set forth in this Fourth Amendment and the Work Letter, Landlord is not obligated to grant to Tenant any tenant improvement allowances or other concessions of any kind with respect to the Third Expansion Space and any tenant improvement allowances or concessions set forth in the Lease shall not apply to the Third Expansion Space. Except as set forth in this Fourth Amendment and the Work Letter, any alterations Tenant may wish to make to the Third Expansion Space are to be made at Tenant's sole cost and expense and subject to the terms and conditions of the Lease relating to alterations.

         12. FIRST RIGHT TO LEASE. In the event that Landlord decides to lease Suite 525 and/or Suite 530 in the Building, Tenant shall have a first right to lease such space. Prior to entering into a lease for all or a portion of the Suite 525 or 530 (the "Option Space"), Landlord shall provide Tenant with written notice of its intent to lease such space ("Lease Notice"). Tenant shall have five (5) business days from its receipt of the Lease Notice to provide written notice of Tenant's exercise of its right to lease the Option Space. If Tenant exercises its right to lease the Option Space, Tenant shall lease the Option Space on the same terms and conditions as for the Third Expansion Lease Space, except as follows:

                   12.1 In the event that Tenant exercises its right to lease the Option Space and occupies the Option Space on or before December 31, 2000, the Monthly Base Rent for the Option Space shall be the same as the Monthly Base Rent for the Third Expansion Space. For instance, if at the time Tenant occupies the Option Space the Third Expansion Space Monthly Base Rent is $3.00 per rentable square foot, the Option Space Monthly Base Rent shall also be $3.00 per rentable square foot, and on the date that the Third Expansion Space Monthly Base Rent changes to $3.05 per rentable square foot, the Option Space Monthly Base Rent shall also change to $3.05 per rentable square foot. However, if Tenant does not occupy the Option Space until after December 31, 2000, Landlord and Tenant shall negotiate and decide on the Option Space Monthly Base Rent prior to such occupancy.

                   12.2 If Tenant leases Suites 525 and/or Suite 530, Landlord shall grant to Tenant a "Tenant Improvement Allowance" in the amount of (i) Thirty and No/100 Dollars ($30.00) per square foot of Usable Area (as defined in the Work Letter) for Suite 525, if Tenant leases Suite 525, and (ii) Five and No/Dollars ($5.00) per square foot of Usable Area for Suite 530, if Tenant leases Suite 530. The Tenant Improvement Allowance for the Option Space shall be used in accordance with the terms of the Work Letter Agreement.

         13. TERMS. Except as otherwise set forth in this Fourth Amendment (i) the lease terms for the Third Expansion Space shall be the same as those set forth in the Lease for the Original Premises, the Expansion Space, and the Second Expansion, and (ii) the "Premises" as that term is used in the Lease shall mean the Original Premises, the Expansion Space, the Second Expansion Space and the Third Expansion Space, collectively.

         14. EXCULPATION. This Fourth Amendment is executed by certain employees of The State Teachers Retirement System of Ohio, not individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers Retirement Board of Ohio ("STRBO"). In consideration for entering into this Fourth Amendment, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Fourth Amendment on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord, must look solely to STRBO's interest in the Building for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of the partners, trustees, officers, directors, employees or agents of Landlord or STRBO.

         15. COUNTERPARTS. This Fourth Amendment may be executed in counterparts each of which when taken together shall constitute one and the same Fourth Amendment.


                  [Remainder of Page Intentionally Left Blank]

         16. LEASE IN EFFECT. Except as modified by this Fourth Amendment, all other terms and conditions of the Lease are in full force and effect. In the event of a conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Fourth Amendment shall govern.

          IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Effective Date.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ William A. Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Jeffrey R. Matsen
                                                --------------------------------
                                          Name: Jeffrey R. Matsen
                                                --------------------------------
                                          Its:  Executive Vice President
                                                --------------------------------

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Its:
                                                --------------------------------

                                   EXHIBIT "A"

                              Third Expansion Space
                              ---------------------

                          [EXPANSION SPACE GRAPH HERE]

                                    EXHIBIT B

                              WORK LETTER AGREEMENT


         THIS WORK LETTER AGREEMENT is entered into as of the 8th day of February, 2000, by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.

                                    RECITALS:

         A. Concurrently with, the execution of this Work Letter Agreement, Landlord and Tenant have entered into that certain Amendment No. 4 to Office Building Lease (the "Fourth Amendment") covering certain space (the "Third Expansion Lease Space") more particularly described in Exhibit "A-1" attached to the Lease.

         B. In order to induce Tenant to enter into the Fourth Amendment (which is hereby incorporated by reference to the extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

         1. COMPLETION SCHEDULE. Within ten (10) days after the execution of the Fourth Amendment, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Third Expansion Lease Space. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such Work Schedule shall become the basis for completing the Tenant Improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within five (5) business days after the date the Work Schedule is first received by Tenant, Landlord may, at its option, terminate the Fourth Amendment and all of its obligations thereunder.

         2. TENANT IMPROVEMENTS. Reference hereto to "Tenant Improvements" shall include all work to be done in the Third Expansion Lease Space pursuant to the Tenant Improvement Plans (defined in Paragraph 3, below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wallcovering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating ventilating and air conditioning, fire protection, cabinets and other millwork.

                                   EXHIBIT "B"

         3. TENANT IMPROVEMENT PLANS. Immediately after the execution of the Fourth Amendment, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing a space plan for the layout of the Third Expansion Lease Space. Based upon such space plan, Landlord's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications (the "Standards") for tenant improvements for the Building, as the same maybe changed from time to time by Landlord.

         4. NON-STANDARD TENANT IMPROVEMENTS. Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements (the "Non-Standards"), provided that (a) the deviations shall not be of a lesser quality than the Standards, (b) the total lighting for the Third Expansion Lease Space shall not exceed 165 watts per rentable square foot, (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured, (d) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the floors, and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

         5. FINAL PRICING AND DRAWING SCHEDULE. After the preparation of the space plan and after Tenant's written approval thereof, in accordance with the work Schedule, Landlord shall cause its architect to prepare and submit to Tenant the Tenant Improvement Plans. The Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City or County in which the Third Expansion Lease Space are located. After final approval of the Tenant Improvement Plans no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 8, below.

         6. CONSTRUCTION OF TENANT IMPROVEMENTS. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such

                                   EXHIBIT "B"
work shall be paid as provided in Paragraph 7, below. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control, including, but not limited, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, availability of materials or labor or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

         7. PAYMENT FOR THE TENANT IMPROVEMENTS.

                   a. Landlord hereby grants to Tenant a "Tenant Improvement Allowance" of Five and No/l00 Dollars ($5.00) per square foot of Usable Area (as hereinafter defined) of Suites 500 and 520, for a total Tenant Improvement Allowance of Forty Three Thousand Three Hundred Forty-five and No/l00 Dollars ($43,345.00). The Tenant Improvement Allowance shall only be used for:

                             (i) Payment of the cost of preparing the space
plan and the Tenant Improvement Plans including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's Standards or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

                             (ii) The payment of plan check, permit and license
fees relating to construction of the Tenant Improvements.

                             (iii) Construction of the Tenant Improvements,
including, without limitation, the following:

                                       (a) Installation within the Third
Expansion Lease Space of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                                       (b) All electrical wiring, lighting
fixtures, outlets and switches, and other electrical work to be installed within the Third Expansion Lease Space;

                                       (c) The furnishing and installation of
all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Third Expansion Lease Space, including the cost of meter and key control for after-hour air conditioning;

                                       (d) Any additional Tenant requirements
including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                                   EXHIBIT "B"

                                       (e) All fire and life safety control
systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, installed within the Third Expansion Lease Space;

                                       (f) All plumbing, fixtures, pipes and
accessories to be installed within the Third Expansion Lease Space;

                                       (g) Testing and inspection costs; and

                                       (h) Contractor's fees, including but not
limited to any fees based on general conditions.

                             (iv) All other costs to be expended by Landlord in
the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Third Expansion Lease Space, which construction was performed by Landlord prior to the execution of this Fourth Amendment by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Building for reasons of economics (examples of such construction would include but not be limited to the extension, of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wail construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

                   b. The cost of each item referenced in Paragraph 7.a., above, shall be charged against the Tenant Improvement Allowance, in the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Improvement Allowance or, if any of the Tenant Improvements are not to be paid out of the Tenant allowance as provided in Paragraph 7.1., above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant improvements.

                   c. In the event that, after the Tenant Improvement Plans have been prepared and a price therefore has been established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes are inconsistent with the provisions of Paragraphs 3 and 4, above, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

                   d. In the event that increases in the cost of the Tenant improvements as set forth in Landlord's final pricing are due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of Landlord's written notice, provided,

                                   EXHIBIT "B"
however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Improvement allowance.

                   e. Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall not be refunded to Tenant or available to Tenant as a credit against any obligations of Tenant under the Fourth Amendment.

                   f. As used in this Work Letter Agreement, the term "Usable Area" means the area of a suite within the Third Expansion Lease Space, as determined by measuring the area within the bounds of the inside surface of the glass in the outer wall of the Building and the surface facing the Third Expansion Lease Space of all partitions separating the Third Expansion Lease Space from the Building core, adjoining tenant space and public corridors or other "Common Areas" (as defined in the Fourth Amendment). No deductions shall be made for space occupied by structural or functional columns or other projections. Landlord's architect or space planner shall determine the actual Usable Area of the Third Expansion Lease Space which shall be conclusive as to Tenant. The Usable Area of (i) Suite 500 is 5,8l7 square feet and (ii) Suite 520 is 2,852 square feet.


                  [Remainder of Page Intentionally Left Blank]

                                   EXHIBIT "B"

          IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first written above.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ William A. Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Jeffrey R. Matsen
                                                --------------------------------
                                          Name: Jeffrey R. Matsen
                                                --------------------------------
                                          Its:  Executive Vice President
                                                --------------------------------

                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Its:
                                                --------------------------------


                                   EXHIBIT "B"
                                   Page 6 of 6

                    AMENDMENT NO. 5 TO OFFICE BUILDING LEASE


         This Amendment No. 5 to Office Building Lease ("Fifth Amendment") is made as of February 18, 2000 ("Effective Date"), by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.

                                    RECITALS
                                    --------

         A. On August 26, 1998, Tenant (then known as Interjet Net Corporation) and Koll Tower Four Associates, a California limited partnership and predecessor-in-interest to Landlord, entered into that certain Office Building Lease ("Original Lease") whereunder Tenant leased from Koll Tower Four Associates the premises identified as Suite 620, consisting of approximately 2,572 rentable square feet ("Original Premises") on the sixth floor of the building located at 2030 Main Street, Irvine, California ("Building").

         B. On November 13, 1998, Landlord and Tenant entered into that certain Telecommunications Agreement ("Telecommunications Agreement") whereunder Tenant leased additional space on the Building's roof for purposes of installation and maintenance of telecommunication devises. Payment obligations of Tenant under the Telecommunications Agreement are deemed Additional Rent under the Original Lease and the provisions of the Original Lease are expressly deemed to apply to such roof space in the same manner as they apply to the Original Premises, subject to the terms of the Telecommunication Agreement

         C. On February 8, 1999, Landlord and Tenant entered into that certain Amendment No. 1 to Office Building Lease ("First Amendment") whereunder Landlord and Tenant amended the Original Lease to confirm Tenant's name change to IJNT International, Inc. and further confirm that such name change did not result in the release of Tenant from its covenants, obligations or liabilities under the Original Lease.

         D. On March 8, 1999, Tenant changed its name from IJNT International, Inc. to IJNT.NET, Inc. pursuant to Tenants filing of a Certificate of Amendment with the Secretary of State for the State of Delaware. Tenant subsequently filed an Amended Statement by Foreign Corporation (regarding such name change) with the Secretary of State for the State of California.

         E. On December 3, 1999, Landlord and Tenant entered into that certain Amendment No. 2 to Office Building Lease ("Second Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 550, of the Building ("Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment and the Second Amendment.

         F. On December 16, 1999, Landlord and Tenant entered into that certain Amendment No. 3 to Office Building Lease ("Third Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 540, of the Building ("Second Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment Second Amendment and Third Amendment

         G. On February 8, 2000, Landlord and Tenant entered into that certain Amendment No. 4 to Office Building Lease ("Fourth Amendment") whereunder Tenant leased additional space on the 5th Floor, Suites 500 and 520, of the Building ("Third Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment, Second Amendment Third Amendment and Fourth Amendment.

         H. Tenant desires to lease approximately 1,525 additional rentable square feet on the 1st floor, Suite 130, of the Building as depicted on Exhibit "A" (the "Fourth Expansion Space") that includes certain furnishings as depicted on Exhibit "C" attached hereto and incorporated herein.

         I. Landlord desires to lease the Fourth Expansion Space to Tenant on the terms and subject to the conditions set forth below.

         NOW THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

         1. DEFINED TERMS. The Original Lease as amended by The First Amendment Second Amendment Third Amendment and Fourth Amendment is hereinafter referred to as the "Lease". Initially capitalized terms used herein without definition shall have the meanings given them in the Lease.

         2. FOURTH EXPANSION SPACE. Landlord hereby leases to Tenant the Fourth Expansion Space for the Fourth Expansion Lease Term, subject to the terms and conditions of the Lease, as amended by this Fifth Amendment.

         3. FOURTH EXPANSION SPACE LEASE TERM. The lease term for the Fourth Expansion Space shall commence on March 1, 2000 and shall end on December 31, 2003 (the "Fourth Expansion Space Lease Term").

         4. FOURTH EXPANSION SINCE MONTHLY BASE RENT. The Monthly Base Rent for the Fourth Expansion Space during the Fourth Expansion Space Lease Term shall be as follows:

                  Months 1-9                    $2.00/rentable square foot/month
                  Months 10-12                  $3.00/rentable square foot/month
                  Months 13-24                  $3.05/rentable square foot/month
                  Months 25-36                  $3.10/rentable square foot/month
                  Months 37- December 31, 2003  $3.15/rentable square foot/month

         5. OPTION TO EXTEND. Tenant's option to extend the term of the Lease, as set forth in Section 5 of Amendment No. 4, shall apply to the entire Premises, including the Fourth Expansion Space.

         6. FOURTH EXPANSION SPACE INTERIOR IMPROVEMENTS. Landlord shall, at its sole cost and expense, re-carpet the Fourth Expansion Space with the Building standard carpet and paint the wall surfaces in the Fourth Expansion Space with Building standard paint Prior to February 21, 2000, Tenant may request (in writing) that Landlord install upgraded carpeting in lieu of the Building standard carpet provided Tenant pays Landlord the difference in cost and expense to Landlord therefor (including, without limitation, the cost and expense of acquiring the upgraded carpeting, transportation of the upgraded carpeting and the installation thereof) as compared to the cost and expense to Landlord of installing Building standard carpet. If Tenant so elects upgraded carpeting Tenant shall pay the amount equal to such cost and expense differential to Landlord (as determined by Landlord in any commercially reasonable manner) within three (3) business days of Landlord's request therefor. Landlord shall not be deemed in breach or default under the Lease, as amended by this Fifth Amendment for failure to deliver possession of the Fourth Expansion Space to Tenant on or before any particular date due to delays in connection with Tenant's request for upgraded carpeting or the availability, acquisition, transportation or installation thereof. No such delay shall release Tenant from its obligations under this Lease, as amended by this Fifth Amendment; nor shall such delay be deemed to abate any of Tenant's obligations to pay rent under the Lease, as amended by this Fifth Amendment nor extend the Fourth Expansion Space Lease Term. Landlord will deliver possession of the Fourth Expansion Space in its "as-is" condition with the exception of the carpet and paint as provided above. Tenant agrees that it shall accept the Fourth Expansion Space in its "as-is" condition with the exception of the carpet and paint described above and acknowledges that Landlord has made no representation or warranty to Tenant regarding the Fourth Expansion Space.

         7. FOURTH EXPANSION SPACE OPERATING EXPENSE ALLOWANCE. The Operating Expense Allowance for the Fourth Expansion Space shall be Tenant's Percentage of Operating Expenses for the year 2000 calendar year.

         8. TENANT'S PERCENTAGE. Tenant's Percentage for the Fourth Expansion Space shall be 0.4399%.

         9. FIRST MONTH'S BASE RENT AND SECURITY DEPOSIT. Concurrent with Tenant's delivery to Landlord of this Fifth Amendment executed by Tenant, Tenant shall also deliver to Landlord the Monthly Base Rent for the first month of the Fourth Expansion Space Lease Term in the amount of $3,050, and the security deposit for the Fourth Expansion Space in the amount of $5,284.13 ("Fourth Expansion Space Security Deposit"). Landlord will hold the Fourth Expansion Space Security Deposit in accordance with the terms of the Lease.

         10. RESERVED EMPLOYEE PARKING. So long as the Lease as amended hereby is in effect, Tenant shall be entitled to use, and shall pay for, whether or not Tenant uses, six (6) reserved employee parking spaces, including one reserved limousine parking space. Said reserved spaces are in addition to those which Tenant is entitled to use under the Lease. As consideration for the right to use such parking spaces, Tenant agrees to pay to Landlord, or Landlord's designee, Sixty Dollars ($60.00) per stall per month (reduced from $125.00 per stall per month) for each month during the Fourth Expansion Lease Term. This reduced reserved parking is personal to Tenant and is not assignable. Such payment shall be made on the 1st of the month. Tenant shall not use any spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Landlord has the right in its sole and absolute discretion, to change the location of the reserved parking spaces at any time upon three (3) days written notice to Tenant. Tenant shall be obligated to pay for the number of reserved parking spaces specified herein throughout the Fourth Expansion Lease Term, and shall not be entitled to any additional reserved or unreserved parking privileges applicable to the Expansion Space. Landlord acknowledges that Tenant may elect to park its limousine in the structure for extended periods of time. Tenant assumes full liability for all damages and losses to limousine.

         11. TRANSMISSION DEVICES. Landlord hereby grants to Tenant the right to install ten (10) Transmission Devises (as such term is defined in the Telecommunications Agreement) on the roof of the Building, in the locations depicted on Exhibit "B" attached hereto and incorporated herein (the "New Transmission Devices"). The New Transmission Devices are in addition to those which Tenant has previously installed pursuant to the Telecommunications Agreement. All New Transmission Devices shall be reasonably uniform in appearance with the existing Transmission Devices located on the roof. The plans and specifications of the New Transmission Devices and all working drawings for the installation of the Transmission Devices are subject to Landlord's prior written approval, which Landlord may withhold in its sole discretion. As consideration for the right to install and use the New Transmission Devices, Tenant shall pay to Landlord an additional monthly sum of Fifteen Hundred Dollars ($1,500) per month during the term of the Lease, which shall be treated as Additional Rent pursuant to Section 3 of the Telecommunications Agreement. Except as set forth in this Section 11, all other terms and provisions of the Telecommunications Agreement shall apply to the installation and use of the New Transmission Devices.

         12. ALTERATIONS. Except as set forth in this Fifth Amendment, Landlord is not obligated to grant to Tenant any tenant improvement allowances or other concessions of any kind with respect to the Fourth Expansion Space and any tenant improvement allowances or concessions set forth in the Lease shall not apply to the Fourth Expansion Space. Except as set forth in this Fifth

Amendment, any alterations Tenant may wish to make to the Fourth Expansion Space are to be made at Tenant's sole cost and expense and subject to the terms and conditions of the Lease relating to alterations.

         13. FURNISHINGS. Landlord shall provide Tenant possession and ownership of the furnishings described in Exhibit "C" attached hereto in an "as-is" condition.

         14. TERMINATION OF EXISTING LEASE. The Fourth Expansion Space is currently occupied by IDTN Leasing Corp. ("IDTN") pursuant to that certain Office Building Lease between Landlord and IDTN dated September 20, 1993 (as amended, the "Existing Lease"). This Fifth Amendment shall not be valid and enforceable unless the Existing Lease is terminated and IDTN vacates the Fourth Expansion Space. In the event that the Existing Lease is not terminated or IDTN does not vacate the Fourth Expansion Space by May 1, 2000, this Fifth Amendment shall become null and void, and each party shall be released from its obligations under this Fifth Amendment. Tenant shall not be obligated to pay Monthly Base Rent under this Fifth Amendment until such time as the termination is received by Landlord and signed by IDTN.

          15. TERMS. Except as otherwise set forth in this Fifth Amendment (i) the lease terms for the Fourth Expansion Space shall be the same as those set forth in the Lease for the Original Premises, the Expansion Space, the Second Expansion Space and the Third Expansion Space, and (ii) the "Premises" as that term is used in the Lease shall mean the Original Premises, the Expansion Space, the Second Expansion Space, the Fourth Expansion Space and the Fourth Expansion Space, collectively.

          16. EXCULPATION. This Fifth Amendment is executed by certain employees of The State Teachers Retirement System of Ohio, not individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers Retirement Board of Ohio ("STRBO"). In consideration for entering into this Fifth Amendment; Tenant hereby waives any rights to bring a cause of action against the individuals executing this Fifth Amendment on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to STRBO's interest in the Building for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the partners, trustees, officers, directors, employees or agents of Landlord or STRBO.

         17. COUNTERPARTS. This Fifth Amendment may be executed in counterparts each of which when taken together shall constitute one and the same Fifth Amendment.


                  [Remainder of Page Intentionally Left Blank]

         18. LEASE IN EFFECT. Except as modified by this Fifth Amendment, all other terms and conditions of the Lease are in full force and effect. In the event of a conflict between the terms of this Fifth Amendment and the terms of the Lease, the terms of this Fifth Amendment shall govern.

         19. APPROVAL. This Fifth Amendment shall not be valid and enforceable unless it is executed by Landlord. The failure of Landlord to execute this Fifth Amendment shall be deemed to be rejection of the Fifth Amendment by Landlord, in which case the Fifth Amendment shall not be effective.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the Effective Date.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ William A. Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Mary E. Blake
                                                --------------------------------
                                          Name: Mary E. Blake
                                                --------------------------------
                                          Its:  President
                                                --------------------------------

                                          By:   /s/ Jon H. Marple
                                                --------------------------------
                                          Name: Jon H. Marple
                                                --------------------------------
                                          Its:  CEO
                                                --------------------------------

                                   EXHIBIT "A"

                             Fourth Expansion Space
                             ----------------------

                          [EXPANSION SPACE GRAPH HERE]

                                   EXHIBIT "B"

                            New Transmission Devises
                            ------------------------

                        [TRANSMISSION DEVISES GRAPH HERE]

                                   EXHIBIT "C"

                                Tenant's Property
                                -----------------

                 QUANTITY                      DESCRIPTION
                    36                 Training desks without drawers
                    37                 Chairs for the desks
                     1                 Desk with two drawers (empty)
                     1                 Low storage cabinet (empty)
                     1                 Two-drawer lateral filing cabinet (empty)

                    AMENDMENT NO. 6 TO OFFICE BUILDING LEASE

This Amendment No. 6 to Office Building Lease ("Sixth Amendment") is made as of March 23, 2000 ("Effective Date"), by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.

                                    RECITALS
                                    --------

         A. On August 26, 1998, Tenant (then known as Interjet Net Corporation) and Koll Tower Four Associates, a California limited partnership and predecessor-in-interest to Landlord, entered into that certain Office Building Lease ("Original Lease") whereunder Tenant leased from Koll Tower Four Associates the premises identified as Suite 620, consisting of approximately 2,572 rentable square feet ("Original Premises") on the sixth floor of the building located at 2030 Main Street, Irvine, California ("Building").

         B. On November 13, 1998, Landlord and Tenant entered into that certain Telecommunications Agreement ("Telecommunications Agreement") whereunder Tenant leased additional space on the Building's roof for purposes of installation and maintenance of telecommunication devises. Payment obligations of Tenant under the Telecommunications Agreement are deemed additional rent under the Original Lease and the provisions of the Original Lease are expressly deemed to apply to such roof space in the same manner as they apply to the Original Premises, subject to the terms of the Telecommunication Agreement.

         C. On February 8, 1999, Landlord and Tenant entered into that certain Amendment No. 1 to Office Building Lease ("First Amendment") whereunder Landlord and Tenant amended the Original Lease to confirm Tenant's name change to IJNT International, Inc. and further confirm that such name change did not result in the release of Tenant from its covenants, obligations or liabilities under the Original Lease.

         D. On March 8, 1999, Tenant changed its name from IJNT International, Inc. to IJNT.NET, Inc. pursuant to Tenant's filing of a Certificate of Amendment with the Secretary of State for the State of Delaware. Tenant subsequently filed an Amended Statement by Foreign Corporation (regarding such name change) with the Secretary of State for the State of California.

         E. On December 3, 1999, Landlord and Tenant entered into that certain Amendment No. 2 to Office Building Lease ("Second Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 550, of the Building ("Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment and the Second Amendment.

         F. On December 16, 1999, Landlord and Tenant entered into that certain Amendment No. 3 to Office Building Lease ("Third Amendment") whereunder Tenant leased additional space on the 5th floor, Suite 540, of the Building ("Second Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment, Second Amendment and Third Amendment.

         G. On February 8, 2000, Landlord and Tenant entered into that certain Amendment No. 4 to Office Building Lease ("Fourth Amendment") whereunder (i) Tenant leased additional space on the 5th Floor, Suites 500 and 520, of the Building (the "Third Expansion Space") and (ii) Landlord granted Tenant a first right to lease suites 525 and 530, in accordance with the terms of the Original Lease, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment.

         H. On February 18, 2000, Landlord and Tenant entered into that certain Amendment No. 5 to Office Building Lease ("Fifth Amendment") whereunder Tenant leased additional space on the 1st floor, Suite 130, of the Building (the "Fourth Expansion Space") in accordance with the terms of the Original Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment.

         I. Tenant desires to lease approximately 2,438 additional rentable square feet on the 5th floor, Suite 530, of the Building as depicted on Exhibit "A" (the "Fifth Expansion Space").

         J. Landlord desires to lease the Fifth Expansion Space to Tenant on the terms and subject to the conditions set forth below.

         NOW THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

         1. DEFINED TERMS. The Original Lease as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment is hereinafter referred to as the "Lease". Initially capitalized terms used herein without definition shall have the meanings given them in the Lease.

         2. FIFTH EXPANSION SPACE. Landlord hereby leases to Tenant the Fifth Expansion Space for the Fifth Expansion Lease Term, subject to the terms and conditions of the Lease, as amended by this Sixth Amendment.

         3. FIFTH EXPANSION SPACE LEASE TERM. The lease term for the Fifth Expansion Space shall commence upon completion of the Tenant Improvements (as defined in the Work Letter attached hereto as Exhibit "B" and incorporated herein) (the "Commencement Date") and shall end on December 31, 2003 (the "Fifth Expansion Space Lease Term").

         4. FIFTH EXPANSION SPACE MONTHLY BASE RENT. The Monthly Base Rent for the Fifth Expansion Space during the Fifth Expansion Space Lease Term shall be as follows:

        Commencement Date to 2/28/01            $3.00/rentable square foot/month
        3/1/01 to 2/28/02                       $3.05/rentable square foot/month
        3/1/02 to 2/28/03                       $3.10/rentable square foot/month
        3/1/03 to 12/31/03                      $3.15/rentable square foot/month

         5. FIFTH EXPANSION SPACE INTERIOR IMPROVEMENTS. The interior improvements to the Fifth Expansion Space shall be constructed and paid for pursuant to that certain Work Letter Agreement attached hereto as Exhibit "B" and incorporated herein (the "Work Letter").

         6. FIFTH EXPANSION SPACE OPERATING EXPENSE ALLOWANCE. The Operating Expense Allowance for the Fifth Expansion Space shall be Tenant's Percentage of Operating Expenses for the year 2000 calendar year.

         7. TENANT'S PERCENTAGE. Tenant's Percentage for the Fifth Expansion Space shall be 0.7032%.

         8. FIRST MONTH'S BASE RENT AND SECURITY DEPOSIT. Concurrent with Tenant's delivery to Landlord of this Sixth Amendment executed by Tenant, Tenant shall also deliver to Landlord the Monthly Base Rent for the first month of the Fifth Expansion Space Lease Term in the amount of $7,314.00, and the security deposit for the Fifth Expansion Space in the amount of $8,447.67 ("Fifth Expansion Space Security Deposit"). Landlord will hold the Fifth Expansion Space Security Deposit in accordance with the terms of the Lease.

         9. UNRESERVED EMPLOYEE PARKING. So long as the Lease as amended hereby is in effect, Tenant shall be entitled to use, and shall pay for up to eight (8) unreserved employee parking spaces, which spaces are in addition to those which Tenant is entitled to use under the Lease. As consideration for the right to use such parking spaces, Tenant agrees to pay to Landlord, or Landlord's designee, Sixty Dollars ($60.00) per stall per month for each month during the Fifth Expansion Lease Term. Such payment shall be made on the 1st of the month. All unreserved employee parking spaces will be available on a nonexclusive, in-common basis with all other visitors, guests, and employees of the Development. Tenant shall not use any spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Tenant shall be obligated to pay for the number of unreserved parking spaces specified herein throughout the Fifth Expansion Lease Term, and shall not be entitled to any additional reserved or unreserved parking privileges applicable to the Fifth Expansion Space.

         10. ALTERATIONS. Except as set forth in this Sixth Amendment and the Work Letter, Landlord is not obligated to grant to Tenant any tenant improvement allowances or other concessions of any kind with respect to the Fifth Expansion Space and any tenant improvement allowances or concessions set forth in the Lease shall not apply to the Fifth Expansion Space. Except as set forth in this Sixth Amendment and the Work Letter, any alterations Tenant may wish to make to the Fifth Expansion Space are to be made at Tenant's sole cost and expense and subject to the terms and conditions of the Lease relating to alterations.

         11. TENANT IMPROVEMENT ALLOWANCE. Landlord hereby grants to Tenant a "Tenant Improvement Allowance" in the amount of Five and No/Dollars ($5.00) per square foot of Usable Area (as set forth in the Work Letter) for the Fifth Expansion Space. The Tenant Improvement Allowance for the Fifth Expansion Space shall be used in accordance with the terms of the Work Letter Agreement.

         12. TERMINATION OF EXISTING LEASE. The Fifth Expansion Space is currently occupied by ALT Consulting, LLC ("ALT") pursuant to that certain Standard Lease between Koll Tower Four Associates, as predecessor-in-interest to Landlord, and ALT dated May 20, 1998 (as amended, the "Existing Lease"). ALT intends to relocate its office to another portion of the Building. This Sixth Amendment shall not be valid and enforceable unless ALT vacates the Fifth Expansion Space. In the event that ALT does not vacate the Fifth Expansion Space by May 1, 2000, this Sixth Amendment shall become null and void, and each party shall be released from its obligations under this Sixth Amendment.

         13. TERMS. Except as otherwise set forth in this Sixth Amendment (i) the lease terms for the Fifth Expansion Space shall be the same as those set forth in the Lease for the Original Premises, the Expansion Space, the Second Expansion Space, the Third Expansion Space, and the Fourth Expansion Space, and
(ii) the "Premises" as that term is used in the Lease shall mean the Original Premises, the Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space and the Fifth Expansion Space, collectively.

         14. EXCULPATION. This Sixth Amendment is executed by certain employees of The State Teachers Retirement System of Ohio, not individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers Retirement Board of Ohio ("STRBO"). In consideration for entering into this Sixth Amendment, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Sixth Amendment on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to STRBO's interest in the Building for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the partners, trustees, officers, directors, employees or agents of Landlord or STRBO.

         15. COUNTERPARTS. This Sixth Amendment may be executed in counterparts each of which when taken together shall constitute one and the same Sixth Amendment.


                  [Remainder of Page Intentionally Left Blank]

         16. LEASE IN EFFECT. Except as modified by this Sixth Amendment, all other terms and conditions of the Lease are in full force and effect. In the event of a conflict between the terms of this Sixth Amendment and the terms of the Lease, the terms of this Sixth Amendment shall govern.

          IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the Effective Date.

                                          LANDLORD:

                                          0TR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ William A. Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Mary E. Blake
                                                --------------------------------
                                          Name: Mary E. Blake
                                                --------------------------------
                                          Its:  President
                                                --------------------------------

                                          By:   /s/ Jon H. Marple
                                                --------------------------------
                                          Name: Jon H. Marple
                                                --------------------------------
                                          Its:  CEO
                                                --------------------------------

                                   EXHIBIT "A"

                              Fifth Expansion Space
                              ---------------------

                          [EXPANSION SPACE GRAPH HERE]

                                    EXHIBIT B

                              WORK LETTER AGREEMENT


         THIS WORK LETTER AGREEMENT is entered into as of the 23rd day of March, 2000, by and between OTR, an Ohio general partnership, as nominee of The State Teachers Retirement Board of Ohio, a statutory organization created by the laws of the State of Ohio ("Landlord") and IJNT.NET, INC., a Delaware corporation, formerly know as IJNT International, Inc. ("Tenant") with reference to the facts set forth below.


                                    RECITALS:

         A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into that certain Amendment No. 6 to Office Building Lease (the "Sixth Amendment") covering certain space (the "Fifth Expansion Lease Space") more particularly described in Exhibit "A" attached to Sixth Amendment.

         B. In order to induce Tenant to enter into the Sixth Amendment (which is hereby incorporated by reference to die extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

         1. COMPLETION SCHEDULE. Within ten (10) days after the execution of the Sixth Amendment, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Fifth Expansion Lease Space. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such Work Schedule shall become the basis for completing the Tenant improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within five (5) business days after the date the Work Schedule is first received by Tenant, Landlord may, at its option, terminate the Sixth Amendment and all of its obligations thereunder.

         2. TENANT IMPROVEMENTS. Reference hereto to "Tenant Improvements" shall include all work to be done in the Fifth Expansion Lease Space pursuant to the Tenant Improvement Plans (defined in Paragraph 3, below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wallcovering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating ventilating and air conditioning, fire protection, cabinets and other millwork.

                                   EXHIBIT "B"
                                   Page 1 of 6

         3. TENANT IMPROVEMENT PLANS. Based upon the space plan attached hereto as Schedule "1", Landlord's architect shall prepare final working drawings and specifications for the Tenant improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications (the "Standards") for tenant improvements for the Building, as the same may be changed from time to time by Landlord.

         4. NON-STANDARD TENANT IMPROVEMENTS. Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements (the "Non-Standards"), provided that (a) the deviations shall not be of a lesser quality than the Standards, (b) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured, (c) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the floors, and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

         5. FINAL PRICING AND DRAWING SCHEDULE. After the preparation of the space plan and after Tenant's written approval thereof, in accordance with the Work Schedule, Landlord shall cause its architect to prepare and submit to Tenant the Tenant Improvement Plans. The Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City or County in which the Fifth Expansion Lease Space are located. After final approval of the Tenant Improvement Plans no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 8, below.

         6. CONSTRUCTION OF TENANT IMPROVEMENTS. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall, use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 7, below. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control including, but not limited, acts of God, inability to secure governmental approvals or permits, governmental

                                   EXHIBIT "B"
                                   Page 2 of 6
restrictions, strikes, availability of materials or labor or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

          7. PAYMENT FOR THE TENANT IMPROVEMENTS.

                   a. Landlord hereby grants to Tenant a "Tenant Improvement Allowance" of Five and No/l00 Dollars ($5.00) per square foot of Usable Area (as hereinafter set forth) of Suite 530, for a total Tenant Improvement Allowance of Ten Thousand Three Hundred Eighty and No/100 Dollars ($10,380.00). The Tenant Improvement Allowance shall only be used for:

                             (i) Payment of the cost of preparing the space plan
and the Tenant Improvement Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's Standards or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

                             (ii) The payment of plan check, permit and license
fees relating to construction of the Tenant Improvements.

                             (iii) Construction of the Tenant Improvements,
including, without limitation, the following:

                                       (a) Installation within the Fifth
Expansion Lease Space of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                                       (b) All electrical wiring, lighting
fixtures, outlets and switches, and other electrical work to be installed within the Fifth Expansion Lease Space;

                                       (c) The furnishing and installation of
all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Fifth Expansion Lease Space, including the cost of meter and key control for after-hour air conditioning;

                                       (d) Any additional Tenant requirements
including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                                       (e) All fire and life safety control
systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, installed within the Fifth Expansion Lease Space;

                                   EXHIBIT "B"
                                   Page 3 of 6

                                       (f) All plumbing, fixtures, pipes and
accessories to be installed within the Fifth Expansion Lease Space;

                                       (g) Testing and inspection costs;

                                       (h) Contractor's fees, including but not
limited to any fees based on general conditions; and

                                       (i) Landlord's supervisory fee in an
amount equal to five percent (5%) of the total cost of the Tenant Improvements.

                             (iv) All other costs to be expended by landlord in
the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Fifth Expansion Lease Space, which construction was performed by Landlord prior to the execution of this Sixth Amendment by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Building for reasons of economics (examples of such construction would include but not be limited to the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

                   b. The cost of each item referenced in Paragraph 7.a., above, shall be charged against the Tenant Improvement Allowance, in the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Improvement Allowance or, if any of the Tenant Improvements are not to be paid out of the Tenant allowance as provided in Paragraph 7.1., above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements.

                   c. In the event that, after the Tenant Improvement Plans have been prepared and a price therefore has been established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes arc inconsistent with the provisions of Paragraphs 3 and 4, above, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

                   d. In the event that increases in the cost of the Tenant Improvements as set forth in Landlord's final pricing are due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of landlord's written notice, provided,

                                   EXHIBIT "B"
                                   Page 4 of 6
however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Improvement allowance.

                   e. Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall not be refunded to Tenant or available to Tenant as a credit against any obligations of Tenant under the Sixth Amendment.

                   f. As used herein, the "Usable Area" of Suite 530 is 2,076 square feet.

         8. COMPLETION AND RENTAL COMMENCEMENT DATE. The commencement of the term of the Sixth Amendment and Tenant's obligation for the payment of rental under the Sixth Amendment shall not commence until the earlier of the following two dates: (i) the date upon which Tenant takes possession of the Fifth Expansion Lease Space, or (ii) the date upon which the Tenant Improvements have been substantially completed as determined by Landlord's architect, provided that, if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

                   a. Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

                   b. Tenant's request for materials, finishes or installations other than those readily available;

                   c. Tenant's changes in the Tenant Improvement Plans after the approval by Tenant;

                   d. Tenant's request to deviate from the Standards for Tenant Improvements;


                  [Remainder of Page Intentionally Left Blank]

                                   EXHIBIT "B"
                                   Page 5 of 6
then the commencement of the term of the Sixth Amendment and the rental commencement date shall be accelerated by the number of days of such delay. The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Fifth Expansion Lease Space remain to be performed (items normally referred to as "punch list" items).


          IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first written above.

                                          LANDLORD:

                                          OTR, an Ohio general partnership, as
                                          nominee of THE STATE TEACHERS
                                          RETIREMENT BOARD OF OHIO, a
                                          statutory organization created by the
                                          laws of the State of Ohio

                                          By:   /s/ William A. Shurman
                                                --------------------------------
                                          Name: William A. Shurman
                                                --------------------------------
                                          Its:  Director, Western Region
                                                --------------------------------



                                          TENANT:

                                          IJNT.NET, INC., a Delaware corporation

                                          By:   /s/ Mary E. Blake
                                                --------------------------------
                                          Name: Mary E. Blake
                                                --------------------------------
                                          Its:  President
                                                --------------------------------

                                          By:   /s/ Jon H. Marple
                                                --------------------------------
                                          Name: Jon H. Marple
                                                --------------------------------
                                          Its:  CEO
                                                --------------------------------

                                   EXHIBIT "B"
                                   Page 6 of 6

                                  SCHEDULE "1"

                          [SPACE PLAN GRAPH HERE]